1999 Annual Report

                             A milestone like this
                             only comes along once.

[Logo Citizen Funds]

"Ours is an approach that
seeks to identify better-
managed, more enlightened,
forward-thinking companies.
We are firm in our belief that
it is these companies that
ultimately deliver better
returns to their shareholders."

John L. Shields
President and Chief Executive Officer

[picture of John L. Shields]

Dear Shareholder -- It gives me great satisfaction to begin this, my first annual report letter to shareholders, by telling you that Citizens Funds now has more than $1 billion in assets under management.

That's a singular accomplishment for a fund family as relatively young as ours -- one that shows that growing numbers of investors are coming to recognize the value of our unique investment approach.

As you know, ours is an approach that combines rigorous financial, social and environmental screening in an effort to identify better-managed, more enlightened, forward-thinking companies both domestically and internationally. We are firm in our belief that it is these companies that ultimately deliver better returns to their shareholders.

Accordingly, we think you will be interested in the performance our funds achieved during the current year. I encourage you to read the detailed reports, including manager commentary, that follow this letter.

Passing the $1 billion mark is meaningful to Citizens Funds and our shareholders for a number of reasons.

At the most basic level, it demonstrates a growing awareness of socially responsible investing in general and confidence in our specific approach to it.

That certainly seems to explain why we are seeing heightened attention being paid to us by retirement plans. Participants in corporate retirement programs such as 401(k) plans are approaching their management and asking for access to a fund family that invests in companies that are not only financially strong, but sensitive to their workforce and the environment. Increasingly, those corporations are including Citizens Funds among the funds they offer in their retirement programs.

Our growth has also made it possible for us to increase the size of our Social Research team and step up our commitment to social activism. Let me give you one example. In recent months,

Citizens Funds played a pivotal role in convincing Universal Health Services of Pennsylvania, America's third largest hospital management company, to begin eliminating polyvinyl chloride (PVC) plastic-based medical supplies from its business. Through a resolution filed on behalf of our shareholders, we negotiated a "memorandum of understanding" under which Universal Health Services has agreed to formally request its suppliers to identify and make available PVC-free alternative medical devices. The goal is to reduce exposure to harmful chemicals and the release of dioxin into the atmosphere.

There's yet another benefit associated with our growth. As our assets increase, we are able to expand our customer service capabilities, thus re-emphasizing our commitment to the people who've helped us get where we are today. As we have been since our inception, we are committed to provide a level of customer service to you that is nothing less than the very best.

I am certain that Citizens Funds stands to achieve many milestones in the years ahead. But for all of us who play a role in the current and future direction of the company, passing the $1 billion mark is a very special achievement indeed. I am personally proud to have had the opportunity to recognize it.

My best regards:

/s/ John L. Shields

John L. Shields
President and Chief Executive Officer

Past performance does not guarantee future results. The value of an investment in Citizens Funds mutual funds will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original costs.

Please call us for a prospectus that contains complete details of fees and expenses and should be read carefully before investing.

                    Table of Contents

                    President's Letter 1

                    Managers' Comments 4

                    Statement of Investments 14

                    Statement of Assets and Liabilities 40

                    Statement of Operations 42

                    Statement of Changes in Net Assets 44

                    Financial Highlights 46

                    Notes to Financial Statements 53

                    Report of Independent Accountants 64

[Picture of Sophia Collier]

Lead manager of
the Citizens Index
Fund team since
its inception,
March 1995.

Managers' Comments -- Citizens Index Fund

Objective: Long-term capital appreciation. The Ground Rules: Invests primarily in the securities comprising the Citizens Index,[TM] a market-weighted index of 300 companies. The Results: Total return for the six- and twelve-month periods ended June 30, 1999 for the Standard shares was 12.04% and 31.58%, respectively. The Institutional Class shares returned 12.45% and 32.62% for the same periods. The S&P 500 Index ended the year with a six-month return of 12.26% and a twelve-month total return of 22.76%.

For the twelve-month period ended June 30, 1999, the Citizens Index Fund--Standard shares had a total return of 31.58%, outperforming the S&P 500 Index by 8.82%. For the six-month period ended June 30, 1999 the Standard shares had a total return of 12.04%. The Citizens Index Fund-Institutional Class shares had a total one-year return for the year ended June 30, 1999 of 32.62% and a six-month return of 12.45% for the period ended June 30, 1999. According to Lipper, Inc., a well-known mutual fund rating company, the Citizens Index Fund--Standard shares ranked 110, outperforming 89% of all 1,067 growth funds for the one-year ended June 30, 1999 and ranked 24, outperforming 96% of all 654 funds for the three years, ended June 30, 1999.

Citizens Index Fund (Standard Shares)
Growth of $10,000 since inception

Citizens Index Fund (Standard Shares)
Growth of $10,000 since inception


[line chart]
Index Retail Portfolio     S&P500                    Citizens Index

1995   9.40%  10,490        1995  13.18%  11,318      1995  14.69%  11,469
1996  23.41%  13,501        1996  26.00%  14,260      1996  26.23%  14,477
1997  35.89%  18,347        1997  34.70%  19,209      1997  38.69%  20,079
1998  36.50%  25,043        1998  30.21%  25,012      1998  38.57%  27,823
1999  31.58%  32,952        1999  22.76%  30,705      1999  33.80%  37,227
[end line chart]

Past performance is not indicative of future results. Total return for the period ended 6/30/99: one year 31.58%; average annual since inception 31.72%. Citizens Index Fund commenced operations 3/3/95.

The market low of last fall, induced by the Asian financial crisis, is now a distant memory. Three swift interest rate reductions by the Federal Reserve
(Fed), starting in late September, successfully returned liquidity and investor confidence to the markets. In response to the Fed injection, the market moved significantly upward from early October into May of this year. In mid-May, word from the Fed regarding their discomfort with the still rapid pace of economic growth and the

                                       Managers' Comments -- Citizens Index Fund

developing imbalances in the economy, set the market into a volatile trading range. Actions by the Fed on June 30th closed the year on a surprisingly positive note. The much-anticipated 25 basis point increase was accompanied by a not-so-anticipated announcement of a return to a neutral monetary policy bias. This shift from a tightening to a neutral bias lessened the probability of a near-term increase and moved the market up strongly.
Citizens Index Fund (Institutional Class Shares)
Growth of $10,000 since inception


Citizens Index Fund (Institutional Class Shares)
Growth of $10,000 since inception

[line chart]
Index Retain Portfolio      S&P500                    Citizens Index

1996  10.00%  11,000        1996   8.98%  10,898      1996  11.41%  11,141
1997  36.83%  15,051        1997  34.70%  14,680      1997  38.69%  15,451
1998  37.24%  20,656        1998  30.21%  19,115      1998  38.57%  21,411
1999  32.62%  27,395        1999  22.76%  23,465      1999  33.80%  28,648
[end line chart]

Past performance is not indicative of future results. Total return for the period ended 6/30/99: one year 32.62%; average annual since inception 34.22%. Citizens Index Fund commenced operations 1/25/96.

Despite this volatile environment, the Fund performed well. The largest contribution to the significant outperformance came from the Fund's heavy weighting in technology versus the S&P 500. The best performing stock of the Citizens Index Fund for the year was Qualcomm, Inc. (+422%). Qualcomm was up strongly on the success of its wireless technologies, increasing margins and the announcement of a patent litigation settlement. Charles Schwab, also a top performer (+402%), rose with the success of its on-line brokerage service.

There were some disappointments as well. Among the companies with the largest impact on performance were Coca-Cola Co. (-27%), which suffered from difficulty in their overseas markets and Compaq Computer (-16%), which was down on margin pressure in the personal computer market and an unclear restructuring plan.

Despite the recent strong performance of the equity markets, we anticipate market trends to move closer to the historical average. In the near-term, the market is expected to remain sensitive to economic developments likely to move the Fed toward another tightening. Any movement in short term interest rates is likely to be upward, but minor. Overall, we expect the environment for equity investments to remain positive.

[Picture of Richard Little]

Richard Little
Lead manager of the
Citizens Emerging
Growth Fund team
since its inception,
February 1994.

Managers' Comments -- Citizens Emerging Growth Fund

Objective: Aggressive growth. The Ground Rules: During normal market conditions, invests primarily in the common stock of medium-sized companies whose market capitalizations, at the time of acquisition, are in the capitalization range of the S&P MidCap 400 Index. The Results: Total return for the six- and twelve-month periods ended June 30, 1999 was 13.81% and 36.04%, respectively. The S&P MidCap 400 Index ended the year with a six-month return of 6.92% and a twelve-month total return of 16.94%.

The Citizens Emerging Growth Fund returned 13.81% and 36.04% for the six- and twelve-month periods ended June 30, 1999. Disciplined stock picking and focus on underlying fundamentals resulted in strong outperformance of the Fund's benchmark, the S&P MidCap 400 Index, which returned 6.92% and 16.94% for the same six- and twelve-month periods. The Citizens Emerging Growth Fund outperformed 93% of all 361 mid-cap funds for the one year ended June 30, 1999 according to Lipper, Inc., a well-known mutual fund rating company.

Citizens Emerging Growth Fund
Growth of $10,000 since inception

[line chart]
Emerging Growth Portfolio   S&P500 Mid Cap

1994  -0.70%   9,930        1994  -7.40%   9,260
1995  23.24%  12,238        1995  22.38%  11,333
1996  42.43%  17,430        1996  21.56%  13,776
1997   4.03%  18,133        1997  23.35%  16,993
1998  33.05%  24,125        1998  27.13%  21,603
1999  36.04%  32,820        1999  17.17%  25,311
[end line chart]

Past performance is not indicative of future results. Total return for the period ended 6/30/99: one year 36.04%; five year 26.99%; average annual since inception 24.66%. Citizens Emerging Growth Fund commenced operations 2/8/94.

Investors had a dizzying ride the last 12 months, as the volatility of the second half of 1998 continued into 1999. After sinking to lows for the year in October 1998, the S&P MidCap 400 Index rallied to new highs in January 1999 (+43% since October 1998). This was immediately followed by a dip again in February (-10% for the month) and another rally back to new highs by the end of June (+17% since February 1999). Through it all, the market rotated frantically, moving

                             Managers' Comments -- Citizens Emerging Growth Fund

from growth to value and from cyclicals to staples. Had we not focused on and persevered with the individual companies we owned, we would have been whipsawed by trying to catch market waves. Instead, our portfolio endured ups and downs, but ultimately delivered strong returns.

Technology stocks were once again the top performers in the Fund for the year. Telecommunications were the standout winners in the technology group. Broadcom, a semiconductor component supplier to the telecommunications industry, was up 221% from the time of our purchase in the fourth quarter of 1998. Qualcomm gained 454% in the first six months of 1999 due to the strong validation of the company's technology. Qualcomm manufactures and licenses advanced communications systems based on proprietary digital wireless technology. Both of these companies, and the telecom sector in general, are benefiting from the convergence of voice and data.

The Fund outperformed its benchmark index due to heavier weightings in technology, particularly telecommunications technology. Good stock selection (which included heavier weightings in particular stocks versus the benchmark and inclusion of non-benchmark securities) also contributed to the Fund's outperformance.

Other technology sectors that growth investors typically favor did not fare as well, due in part to demand slowdowns related to Y2K. We anticipated this outcome and began to reduce our positions in certain technology service stocks early in 1999, among them Documentum and Computer Horizons.

Health care companies, another habitual emphasis for growth investors, have suffered thus far in 1999, in response to changed government reimbursement rules. Fortunately, we had little exposure in this area, and remain quite underweighted versus the benchmark.

Earnings potential looks very strong coming out of the second quarter of 1999. This should continue to the end of the year despite difficult timing issues surrounding the Y2K transition, a time when companies appear to be retarding their purchases of certain computer related equipment and services. The specific growth drivers for our companies remain intact and we will continue to search out stocks that will outperform, such as companies capitalizing on innovations in telecommunications and e-commerce.

[Picture of Lilia Clemente]

Lilia Clemente

A lead member of
the Citizens Global
Equity Fund
management team
since its inception,
February 1994.

Managers' Comments -- Citizens Global Equity Fund

Objective: Capital appreciation. The Ground Rules: Invests primarily in common stocks of both U.S. domestic and foreign companies with a plan to allocate more than half our assets to foreign markets, in most circumstances in a minimum of three countries. To reduce risk, the Fund cannot invest more than 25% in emerging markets. The Results: Total return for the six- and twelve-month periods ended June 30, 1999 was 10.49% and 22.34%, respectively. The Financial Times World Index ended the year with a six-month return of 9.46% and a twelve-month total return of 16.36%.

The Citizens Global Equity Fund achieved a strong 10.49% return for the six-month period ended June 30, 1999, and 22.34% return for the twelve-month period ended June 30, 1999, its third consecutive year with returns above 20%. The Fund once again outperformed its benchmark, the Financial Times World Index, which gained 9.46% and 16.36% during the same periods. The Fund also had a strong showing relative to its peers, outperforming 93% of all 239 global funds for the one year ended June 30, 1999 according to Lipper, Inc., a well-known mutual fund rating company.


Citizens Global Equity Fund
Growth of $10,000 since inception

[line chart]
Citizens Global Equity      FT World Index

1994  -2.00%   9,800        1994  -0.89%   9,911
1995   9.77%  10,757        1995   6.84%  10,589
1996  12.52%  12,104        1996  15.85%  12,267
1997  21.70%  14,731        1997  19.38%  14,645
1998  21.75%  17,935        1998  15.98%  16,985
1999  22.34%  21,942        1999  16.36%  19,764
[end line chart]

Past performance is not indicative of future results. Total return for the period ended 6/30/99: one year 22.34%; five year 17.49%; average annual since inception 15.69%. Citizens Global Equity Fund commenced operations 2/8/94.

Following last fall's period of global financial turmoil, global investors expected to be in for a bumpy ride. In fact, the markets regained many of their losses, primarily due to the continuation of the "Goldilocks" scenario of moderate growth with low inflation in the U.S., and positive economic news followed by rebounding markets in Asia and Latin America.

[Picture of Sevgi Ipek]

Sevgi Ipek

A lead member of
the Citizens Global
Equity Fund
management team
since 1995.

                               Managers' Comments -- Citizens Global Equity Fund

Europe presented a somewhat different challenge for investors, especially in recent months as the markets struggled with softening economic growth, a weak new currency and conflict in Kosovo. The European Central Bank responded by cutting interest rates, thus improving prospects for growth later this year.

Our focus on growth businesses with superior product offerings led us to some excellent investment opportunities. Two of our best performing stocks during the past twelve months were from Europe.
Real Software, a Belgian software and information technology company, posted a return of 175%. Another of our big winners was Nokia of Finland, up 153%, the result of strong growth in mobile phones and wireless telecommunications networks. In the U.S., Sun Microsystems showed returns in excess of 200%, benefiting from its joint venture with America Online and Netscape for the use of its Java language to develop Internet applications.

In Japan, one of our favorites, NTT Data Corporation, Japan's dominant telecommunications company, provided us with returns in excess of 50%. In fact, the Tokyo market has been one of the best performing developed markets so far in 1999 and we began adding to our positions in Japan starting in February. Our holdings remain primarily export-oriented firms, such as Canon and Fuji Photo Film, which continue to reap the benefits of a weak yen versus the U.S. dollar. The Fund's Japanese exposure increased this year from 5% to over 13%.

The Fund's strong performance versus its benchmark index over the past twelve months is a result of the Fund's emphasis on the technology, telecommunications, media and financial services sectors. The Fund was absent from commodity related stocks, an area which underperformed during the same time period.

Going forward, Japan will continue to be an area of interest. In the U.S., we expect to maintain our weighting at about one-third of total fund assets, with a focus on blue chip, steady growth and global leadership companies. In Europe, the interest rate backdrop remains supportive with room for yields to fall further, meaning greater incentive for European investors to buy equities. We will maintain our weighting in European markets at approximately 40%.

The prospects for emerging markets of Asia and Latin America have substantially improved. Ongoing restructuring and improving economic growth have made us more optimistic about returning to those markets. We have been selectively adding positions in South Korea, Mexico and Brazil.

[Picture of Gail Seneca]

Gail Seneca

Lead manager of the
Citizens Income
Fund team since
November 1993.

Managers' Comments -- Citizens Income Fund

Objective: Generating current income and paying a dividend each month. The Ground Rules: Invests at least 65% of Fund assets in taxable bonds rated at least "investment grade." Up to 35% of Fund assets may be invested in non-investment grade securities. The Results: Total return for the six- and twelve-month periods ended June 30, 1999 was -1.28% and 0.78%, respectively. The Lehman U.S. Aggregate Index ended the year with a six-month return of -1.37% and a twelve-month total return of 3.15%

The Citizens Income Fund returned -1.28% and 0.78% for the six- and twelve-month periods ended June 30, 1999. Our benchmark, the Lehman U.S. Aggregate Index returned -1.37% and 3.15% for the same time periods.

Citizens Income Fund
Growth of $10,000 since inception

[begin line chart]
                                                      Lehman Government/
Citizens Income Fund        Lehman Aggregate Index    Corporate Intermediate

1992   0.80%  10,080        1992   2.63%  10,263      1992   1.24%  10,124
1993  10.08%  11,096        1993  10.02%  11,291      1993  10.50%  11,187
1994   0.04%  11,101        1994  -1.00%  11,178      1994  -0.25%  11,159
1995  10.45%  12,261        1995  12.02%  12,522      1995  10.37%  12,316
1996   5.48%  12,932        1996   2.03%  12,776      1996   5.01%  12,933
1997   9.56%  14,169        1997   7.34%  13,714      1997   7.22%  13,867
1998  10.49%  15,655        1998   8.94%  14,940      1998   8.54%  15,051
1999   0.78%  15,777        1999   2.24%  15,275      1999   4.19%  15,682
[line chart]

The benchmark index for the Citizens Income Fund has been changed from the Lehman Intermediate Government/Corporate Index to the Lehman U.S. Aggregate Index, a more appropriate representation of the broad bond market, whose holdings and duration are better suited to the Fund's investment strategy. Past performance is not indicative of future results. Total return for the period ended 6/30/99: one year 0.78%; five year 7.28%; average annual since inception 6.67%. Citizens Income Fund commenced operations 6/10/92.

The past year has been one of the most volatile ever in global fixed income markets. The default by the Russian government in August 1998 triggered extreme panic selling of any bond that carried credit or liquidity risk. The price of U.S. Treasuries rose sharply as investors heavily favored government securities above all else. The price of all other fixed income assets lagged U.S. Treasuries by a wide margin and the yield spread of these assets to Treasuries increased substantially. The meltdown in asset valuations and the unprecedented widening of credit spreads imposed major losses on investors. The greatest effect was on those that were most leveraged, as evidenced by the near collapse of Long Term Capital Management, a well-known hedge fund.

                                      Managers' Comments -- Citizens Income Fund

The Federal Reserve (Fed) countered these huge dislocations in the global financial system with interest rate cuts in September, October and November. Subsequently, the bond markets regained their composure. The first half of 1999 has seen credit spreads recoup a large portion of the spread widening that occurred in the latter half of 1998 as investors refocused on the continuing strong fundamentals of the U.S. corporate sector. The technically driven upheavals of 1998 have become a distant memory.

The three rate reductions by the Fed in the final quarter of 1998 provided ample fuel for the U.S. economy, which continues to grow very strongly. As a result, Treasury yields have risen. By mid-year 1999, the 30-year bond yield was near 6%, from a record low of 4.72% last fall.

The Citizens Income Fund underperformed its benchmark for the 12 months ended June 30, 1999 due primarily to the remarkable turmoil of late 1998. In that period, U.S. Treasuries outperformed other bonds. Because the social screening policy of the Fund does not permit investments in Treasury securities, we were more heavily weighted than the benchmark in corporate bonds and therefore, the Fund's performance lagged in that extreme market panic.

As we expected, however, the crisis resolved. For the six months ended June 30, 1999, the Fund outperformed its benchmark as our heavier position in corporate bonds vs. the benchmark worked to our advantage. We increased our holdings of high yield bonds to approximately 30% of the Fund's assets because these securities offered increasingly attractive yields, as well as relatively strong credit quality in the midst of a robust economic expansion. They also promised a favorable risk reward trade-off, especially since we focused on high yield issuers with steady cash flow, that are in growth sectors and with improving credit ratios. In addition, we took longer positions in some securities and the average maturity of the fund's holdings at fiscal year end was 14 years.

Still, despite our outperformance in the past six months, it generally has not been a kind environment for bonds: rising interest rates caused a widespread drop in bond prices in the first half of the year. Yet we believe the outlook for U.S. fixed income markets is favorable. Yields are high relative to inflation and U.S. rates are higher than those of other developed nations.

[Picture of Laura Provost]
Laura Provost

Lead manager of
the Working Assets
Money Market
Fund team since
October 1997.

Managers' Comments -- Working Assets Money Market Fund

Objective: Current income consistent with safety and liquidity. The Ground
Rules: Invests in liquid short-term money market instruments, while maintaining an average maturity of 90 days or less. The Results: Total return for the six- and twelve-month periods ended June 30, 1999 for the Standard shares was 1.88% and 4.07%, respectively. Total return for the Institutional Class shares was 2.14% and 4.58% for the same periods. The Fund has a weighted-average maturity of 60 days.

With the correction of last fall's liquidity crisis, and the diminished threat of a worldwide slowdown, the Federal Reserve (Fed) has shifted its focus back to our strong domestic growth. In response to the continued vigorous pace of the economy, the Fed moved interest rates up 25 basis points at the end of June. As this was only a partial unwinding of the 75 basis point decrease made last fall, short-term rates remain lower than they were at this time last year. For the period ended June 30, 1999, the Working Assets Money Market Fund-- Standard shares returned 1.88% and 4.07% for the six- and twelve-- month periods then ended, respectively. The Institutional Class shares returned 2.14% and 4.58% for the same periods.

The Asian financial crisis in the fourth quarter last year did little to impact the growth of our domestic economy. With over eight years of growth, the domestic economy is closing in on the longest expansion in our history. A tight employment market, coupled with hefty gains in the stock market, has spurred strong consumer confidence and seemingly endless consumer spending. Accelerating productivity has lifted the sustainable growth rate of the economy to an as yet undetermined level, enabling strong GDP growth with nearly non-existent inflation. Despite this quiescent state of inflation, the Fed was compelled to strike preemptively and raise rates to stifle future inflation. Given that the sharp reductions in interest rates last fall were in response to specific threats that no longer exist, the recent upward move by the Fed appears minimal.

Over the near term, minor upward adjustments to short-term interest rates will be determined by the flow of economic data. Despite the Fed's announcement of its return to a neutral stance, the market is currently pricing in another 25 basis point increase in rates by November. If the rate of growth in the economy continues above the new 3% "personal speed limit" noted by Alan Greenspan in his

                          Managers' Comments -- Working Assets Money Market Fund

congressional testimony, the Fed is likely to make another preemptive strike. Although many economists believe that productivity has increased the sustainable growth rate to a level that is likely above 3%, the Fed is unlikely to hang its hat on an untested hypothesis. Overall, even with small increases by the Fed, the low interest rate environment is expected to remain. The Fed's willingness to make minor adjustments now, to avoid the need for more drastic measures later, bodes well for the future of the economy. Going forward, we will continue to monitor the economy and adjust the portfolio accordingly. Our goal is, as always, to provide safety, liquidity and yield to our shareholders.

Statement of Investments -- June 30, 1999


Citizens Index Fund

Number of Shares     Security                                                Value
(% of net assets)    Description                                          (Note 1)
----------------------------------------------------------------------------------
Equities 99.75%
Apparel & Textiles 0.18%
 6,900               Interface Incorporated                       $     59,513
 8,200               Liz Claiborne Incorporated                        299,300
 7,000               Reebok International Limited                      130,375(b)
 3,900               Russell Corporation                                76,050
 6,200               Tommy Hilfiger Corporation                        455,700(b)
 7,400               The Warnaco Group Incorporated                    197,950
                                                                  ------------
                                                                     1,218,888
Auto Parts & Equipment 0.12%
 3,000               Bandag Incorporated                               104,063
 9,400               Cooper Tire & Rubber Company                      222,075
 9,500               Federal-Mogul Corporation                         494,000
                                                                  ------------
                                                                       820,138
Chemicals 0.51%
29,500               Air Products & Chemicals Incorporated           1,187,375
16,550               Engelhard Corporation                             374,444
 8,600               Nalco Chemical Company                            446,125
20,100               Praxair Incorporated                              983,643
12,500               Sigma-Aldrich Corporation                         430,469
                                                                  ------------
                                                                     3,422,056
Commercial Services & Equipment 2.04%
 7,033               ACNielsen Corporation                             212,748(b)
98,843               Cendant Corporation                             2,026,281(b)
10,200               Deluxe Corporation                                397,162
 8,700               DeVry Incorporated                                194,663(b)
21,100               Dun & Bradstreet Corporation                      747,731
10,200               Herman Miller Incorporated                        214,200
 8,200               HON Industries Incorporated                       239,338
12,900               H & R Block Incorporated                          645,000
 4,800               Knoll Incorporated                                127,800(b)
12,300               Modis Professional Services Incorporated          169,125(b)
31,650               Paychex Incorporated                            1,008,844
34,600               Pitney Bowes Incorporated                       2,223,050
 6,400               Sylvan Learning Systems Incorporated              174,000(b)
12,600               Viad Corporation                                  389,813
85,100               Xerox Corporation                               5,026,219
                                                                  ------------
                                                                    13,795,974

                      See Accompanying Notes to Financial Statements

                                       Statement of Investments -- June 30, 1999

Number of Shares     Security                                                         Value
(% of net assets)    Description                                                   (Note 1)
-------------------------------------------------------------------------------------------
Computers & Technology 25.96%
        46,550       3Com Corporation                                    $    1,242,303(b)
        13,800       Adaptec Incorporated                                       487,313(b)
         8,300       Adobe Systems Incorporated                                 681,897
       139,900       America Online Incorporated                             15,458,950(b)
        20,500       Apple Computer Incorporated                                949,406(b)
         7,600       Autodesk Incorporated                                      224,675
        79,700       Automatic Data Processing                                3,506,800
        30,100       BMC Software Incorporated                                1,625,400(b)
         4,200       Broadcom Corporation                                       607,163(b)
        31,100       Cadence Design Systems Incorporated                        396,525(b)
         8,100       Cambridge Technology Partners Incorporated                 142,256(b)
       411,250       Cisco Systems Incorporated                              26,499,922(b)
       218,885       Compaq Computer Corporation                              5,184,838
        69,012       Computer Associates International Incorporated           3,795,660
       326,500       Dell Computer Corporation                               12,080,500(b)
       130,300       EMC Corporation                                          7,166,500(b)
        40,000       Electronic Data Systems Corporation                      2,295,888
        55,600       First Data Corporation                                   2,720,925
        20,600       Gateway 2000 Incorporated                                1,215,400(b)
       130,700       Hewlett-Packard Company                                 13,135,350
         3,900       IDX Systems Corporation                                     87,994(b)
        40,800       IMS Health Incorporated                                  1,275,000
         9,000       Ingram Micro Incorporated                                  231,750(b)
         7,900       Intuit Incorporated                                        711,988(b)
        14,000       J.D. Edwards & Company                                     259,000(b)
        16,300       Lexmark International                                    1,076,819(b)
        35,684       McKesson HBOC Incorporated                               1,146,348
       657,100       Microsoft Corporation                                   59,262,206(b)
        18,274       Network Associates Incorporated                            268,399(b)
        43,300       Novell Incorporated                                      1,147,450(b)
        35,000       Parametric Technology Corporation                          485,625(b)
        30,700       Peoplesoft Incorporated                                    529,575(b)
         3,900       Shared Medical Systems Corporation                         254,475
        11,600       Siebel Systems Incorporated                                769,950(b)
        24,800       Silicon Graphics Incorporated                              406,100(b)
        99,600       Sun Microsystems Incorporated                            6,859,950(b)
         9,400       Synopsys Incorporated                                      518,763(b)
        11,000       Veritas Software Corporation                             1,044,312(b)
                                                                         --------------
                                                                            175,753,375
Construction & Housing 0.34%
         5,100       Armstrong World Industries Incorporated                    294,844
         8,100       Centex Corporation                                         304,256
        19,100       Clayton Homes Incorporated                                 218,456
         4,500       Fleetwood Enterprises                                      118,969

                      See Accompanying Notes to Financial Statements

Statement of Investments -- June 30, 1999

Number of Shares     Security                                                    Value
(% of net assets)    Description                                              (Note 1)
--------------------------------------------------------------------------------------
Construction & Housing (cont'd)
 43,400              Masco Corporation                                $  1,253,175
  5,300              Pulte Corporation                                     122,231
                                                                      ------------
                                                                         2,311,931
Consumer Durables 0.27%
  5,000              Ethan Allen Interiors Incorporated                    188,750
  2,755              Harman International Industries Incorporated          121,220
 10,900              Maytag Corporation                                    759,594
 10,100              Whirlpool Corporation                                 747,400
                                                                      ------------
                                                                         1,816,964
Consumer Products-Miscellaneous 0.46%
  8,800              American Greetings Corporation                        265,100
 14,600              Avery Dennison Corporation                            881,475
  4,800              Jostens Incorporated                                  101,100
  1,100              Moore Corporation Limited                               9,213
 36,056              Newell Rubbermaid Incorporated                      1,676,604
  7,300              Tupperware Corporation                                186,150
                                                                      ------------
                                                                         3,119,642
Electronics 6.04%
 18,900              Advanced Micro Devices Incorporated                   341,381(b)
 25,700              Altera Corporation                                    946,081(b)
 24,700              American Power Conversion                             497,088(b)
  4,100              Avnet Incorporated                                    190,650
  4,900              C-Cube Microsystems Incorporated                      155,269(b)
427,200              Intel Corporation                                  25,418,400
 11,700              KLA-Tencor Corporation                                759,037(b)
 18,700              LSI Logic Corporation                                 862,537(b)
 32,200              Micron Technology Incorporated                      1,298,062(b)
  5,700              Millipore Corporation                                 231,206
 19,960              Molex Incorporated                                    738,520
  6,500              PE Corporation--PE Biosystems Group                   745,875
 32,500              Solectron Corporation                               2,167,344(b)
 11,250              Symbol Technologies Incorporated                      414,844
  3,000              Tecumseh Products Company                             181,688
  6,250              Tektronix Incorporated                                188,672
 30,400              Texas Instruments                                   4,377,600
  7,700              Thomas & Betts Corporation                            363,825
 18,600              Xilinx Incorporated                                 1,064,850(b)
                                                                      ------------
                                                                        40,942,929

                      See Accompanying Notes to Financial Statements

                                       Statement of Investments -- June 30, 1999

Number of Shares     Security                                                                        Value
(% of net assets)    Description                                                                  (Note 1)
----------------------------------------------------------------------------------------------------------
Energy & Utilities 1.15%
        24,600       AES Corporation                                                   $  1,429,875(b)
        12,400       American Water Works Incorporated                                      381,300
        12,600       Consolidated Natural Gas Company                                       765,450
        19,600       Dynegy Incorporated                                                    399,350
        16,000       El Paso Energy Corporation                                             563,000
        71,429       Energia Global International Limited, Series A, Conv. Pfd.             330,716(b)(c)
         4,500       Idacorp Incorporated                                                   141,750
         9,800       MCN Energy Group Incorporated                                          203,350
         6,200       Nicor Incorporated                                                     235,988
         4,100       ONEOK Incorporated                                                     130,175
         4,300       Peoples Energy Corporation                                             162,056
         5,200       Philadelphia Suburban Corporation                                      119,925
        14,200       Sonat Incorporated                                                     470,375
         5,000       United Water Resources Incorporated                                    113,438
        40,000       Vulcan Power Company, Class A                                                0(b)(c)
        55,700       The Williams Companies Incorporated                                  2,370,731
                                                                                       ------------
                                                                                          7,817,479
Finance & Insurance 16.52%
        11,950       A.G. Edwards Incorporated                                              385,388
        58,000       American Express Company                                             7,547,250
        32,286       American General Corporation                                         2,433,557
        33,000       AON Corporation                                                      1,361,250
       152,050       Bank One Corporation                                                 9,056,478
        38,100       BankBoston Corporation                                               1,947,862
        98,000       Bank of New York Company Incorporated                                3,595,375
        40,500       BB&T Corporation                                                     1,485,844
        52,475       Charles Schwab Corporation                                           5,765,691
        21,400       Charter One Financial Incorporated                                     595,188
        20,800       Chubb Corporation                                                    1,445,600
        20,550       Comerica Incorporated                                                1,221,441
        14,100       Countrywide Credit Industries Incorporated                             602,775
        30,400       E*Trade Group Incorporated                                           1,214,100(b)
       132,000       Fannie Mae                                                           9,025,500
        34,600       Fifth Third Bancorp                                                  2,303,063
        85,200       Firstar Corporation                                                  2,385,600
        89,500       Freddie Mac                                                          5,191,000
         7,200       Golden West Financial Corporation                                      705,600
        29,200       Hartford Financial Services                                          1,702,848
        61,700       Household International                                              2,923,037
        27,020       Huntington Bancshares Incorporated                                     945,700
         4,191       Investment Technology Group Incorporated                               135,684
        13,550       Jefferson-Pilot Corporation                                            896,841
        57,700       Keycorp                                                              1,853,612
        13,700       Marshall & Ilsley Corporation                                          881,938

                      See Accompanying Notes to Financial Statements

Statement of Investments -- June 30, 1999

Number of Shares     Security                                                          Value
(% of net assets)    Description                                                    (Note 1)
--------------------------------------------------------------------------------------------
Finance & Insurance (cont'd)
        12,600       MBIA Incorporated                                      $    815,850
       103,212       MBNA Corporation                                          3,160,867
        67,100       Mellon Bank Corporation                                   2,440,762
        20,300       Mercantile Bancorporation                                 1,159,637
        13,600       MGIC Investment Corporation                                 661,300
        40,500       National City Corporation                                 2,652,750
        14,300       Northern Trust Corporation                                1,387,100
        38,700       PNC Bank Corporation                                      2,230,087
         9,500       Progressive Corporation                                   1,377,500
        18,600       Providian Financial Corporation                           1,739,100
        29,300       Regions Financial Corporation                             1,126,219
        11,000       ReliaStar Financial Corporation                             481,250
        17,200       Safeco Corporation                                          758,950
        21,000       SLM Holding Corporation                                     962,062
        29,144       St. Paul Companies                                          927,144
        21,100       State Street Corporation                                  1,801,412
        41,300       SunTrust Banks Incorporated                               2,867,769
        34,700       Synovus Financial Corporation                               689,663
        60,000       U.S. Bancorp                                              1,981,110
        18,200       UNUMProvident Corporation                                   996,450
        25,800       Wachovia Corporation                                      2,207,512
        76,634       Washington Mutual Incorporated                            2,710,928
       212,800       Wells Fargo Company                                       9,097,200
                                                                            ------------
                                                                             111,840,844
Food & Beverages 6.62%
        36,000       Bestfoods                                                 1,782,000
        56,200       Campbell Soup Company                                     2,606,275
       317,700       The Coca-Cola Company                                    19,856,250
         5,800       Earthgrains Company                                         149,713
        20,100       General Mills Incorporated                                1,615,537
         4,600       Great Atlantic & Pacific Tea Company, Incorporated          155,538
         5,500       Hannaford Brothers Company                                  294,250
        46,300       H.J. Heinz Company                                        2,320,787
        17,700       Hershey Foods Corporation                                 1,050,937
        52,200       Kellogg Company                                           1,722,600
       106,400       Kroger Company                                            2,972,550(b)
         9,550       McCormick & Company Incorporated                            301,422
         6,600       Nabisco Holdings Corporation                                277,530
       130,000       Pepsico Incorporated                                      5,029,375
        16,900       Quaker Oats Company                                       1,121,737
        15,400       SUPERVALU INC.                                              395,588
        42,600       Sysco Corporation                                         1,270,012
         4,260       Tootsie Roll Industries Incorporated                        164,543
        11,300       Whitman Corporation                                         203,400

                      See Accompanying Notes to Financial Statements

                                       Statement of Investments -- June 30, 1999

Number of Shares     Security                                                 Value
(% of net assets)    Description                                           (Note 1)
-----------------------------------------------------------------------------------
Food & Beverages (cont'd)
         3,300       Whole Foods Market Incorporated             $      158,606(b)
        15,100       Wm. Wrigley Jr. Company                          1,359,000
                                                                 --------------
                                                                     44,807,650
Forest Products & Paper 0.05%
        11,600       Consolidated Papers Incorporated                   310,300
                                                                 --------------
                                                                        310,300
Health Care & Personal Care 3.14%
        33,700       Avon Products Incorporated                       1,870,350
        32,200       Becton, Dickinson & Company                        975,660
        14,100       Biomet Incorporated                                560,475
        50,900       Boston Scientific Corporation                    2,236,419(b)
       142,800       Gillette Company                                 5,854,800
        38,800       Guidant Corporation                              1,995,775
         4,800       Idexx Laboratories Incorporated                    111,900(b)
         4,100       Invacare Corporation                               109,675
        75,219       Medtronic Incorporated                           5,857,680
        10,000       Oxford Health Plans Incorporated                   155,625(b)
        10,500       St. Jude Medical Incorporated                      374,062(b)
         5,500       Trigon Healthcare Incorporated                     200,063(b)
         4,000       Universal Health Services Incorporated             191,000(b)
         8,900       WellPoint Health Networks Incorporated             755,387(b)
                                                                 --------------
                                                                     21,248,871
Machines & Tools 0.43%
         9,100       Case Corporation                                   437,937
        29,800       Deere & Company                                  1,180,825
         4,800       Milacron Incorporated                               88,800
         2,500       Nordson Corporation                                153,125
         8,700       Snap-On Incorporated                               314,831
         4,397       SPX Corporation                                    367,150(b)
        11,400       The Stanley Works                                  366,938
                                                                 --------------
                                                                      2,909,606
Media 5.47%
        18,700       Chancellor Media Corporation                     1,030,837(b)
        42,700       Clear Channel Communications                     2,943,631(b)
        95,300       Comcast Corporation                              3,663,094
        67,900       Cox Communications Incorporated                  2,499,569(b)
        11,400       Dow Jones & Company, Incorporated                  604,912

                      See Accompanying Notes to Financial Statements

Statement of Investments -- June 30, 1999

Number of Shares     Security                                                Value
(% of net assets)    Description                                          (Note 1)
-----------------------------------------------------------------------------------
Media (cont'd)
  9,900              E.W. Scripps Company                         $    470,869
  9,500              King World Productions Incorporated               330,719(b)
 25,500              McGraw-Hill Companies Incorporated              1,375,406
 78,000              MediaOne Group Incorporated                     5,801,250(b)
  6,500              Meredith Corporation                              225,062
 22,700              The New York Times Company                        835,644
153,600              Time Warner Incorporated                       11,289,600
  9,400              Times Mirror Company                              556,950
 11,900              Univision Communications                          773,500(b)
 88,900              Viacom Incorporated                             3,911,600(b)
  1,300              Washington Post Company                           718,665
                                                                  ------------
                                                                    37,031,308
Metal Fabricate/Hardware 0.06%
  1,700              Commercial Metals Company                          48,450
  7,800              Timken Company                                    152,100
 12,200              Worthington Industries                            200,538
                                                                  ------------
                                                                       401,088
Miscellaneous Manufacturing 0.49%
 32,000              Illinois Tool Works Incorporated                2,624,000
  5,200              National Service Industries Incorporated          187,200
  5,800              Polaroid Corporation                              160,225
  9,800              Raychem Corporation                               362,600
                                                                  ------------
                                                                     3,334,025
Pharmaceuticals 2.63%
 12,800              ALZA Corporation                                  651,200(b)
 65,900              Amgen Incorporated                              4,011,662(b)
 16,950              Bergen Brunswig Corporation                       292,388
 19,400              Biogen Incorporated                             1,247,663(b)
 23,300              Chiron Corporation                                483,475(b)
  2,500              Human Genome Sciences Incorporated                 98,750(b)
 16,200              Mylan Laboratories Incorporated                   429,300
  4,000              Patterson Dental Company                          139,000(b)
189,500              Schering-Plough Corporation                    10,043,500
 12,100              Watson Pharmaceuticals Incorporated               424,256(b)
                                                                  ------------
                                                                    17,821,194
Producer Goods 0.16%
 10,500              Sealed Air Corporation                            681,188(b)
 13,001              Sonoco Products Company                           389,217
                                                                  ------------
                                                                     1,070,405

                      See Accompanying Notes to Financial Statements

                                       Statement of Investments -- June 30, 1999

Number of Shares     Security                                                   Value
(% of net assets)    Description                                             (Note 1)
-----------------------------------------------------------------------------------
Real Estate Investment & Management 0.13%
  7,200              Choice Hotels International Incorporated      $      142,200(b)
 12,100              Extended Stay America Incorporated                   145,200(b)
 10,600              Promus Hotel Corporation                             328,600(b)
  9,800              Rouse Company                                        248,675
                                                                   --------------
                                                                          864,675
Recreation & Entertainment 0.51%
  8,300              Callaway Golf Company                                121,387
 19,400              Harley-Davidson Incorporated                       1,054,875
 25,150              Hasbro Incorporated                                  702,628
 53,675              Mattel Incorporated                                1,419,033
  2,400              Sabre Group Holdings Incorporated                    165,000(b)
                                                                   --------------
                                                                        3,462,923
Retail 7.12%
  9,300              Barnes & Noble Incorporated                          254,588(b)
 26,300              Best Buy & Company Incorporated                    1,775,250(b)
  9,500              BJ's Wholesale Club Incorporated                     285,594(b)
 27,800              Costco Companies Incorporated                      2,225,737(b)
 50,300              CVS Corporation                                    2,552,725
 17,200              Darden Restaurants Incorporated                      375,175
 28,477              Dollar General Corporation                           825,833
 26,700              Federated Department Stores Incorporated           1,413,431(b)
110,637              The Gap Incorporated                               5,573,339
  9,600              Harcourt General Incorporated                        495,000
190,800              Home Depot Incorporated                           12,294,675
 19,500              IKON Office Solutions Incorporated                   292,500
 33,700              J.C. Penney Company Incorporated                   1,636,556
 20,900              Kohls Corporation                                  1,613,219(b)
 27,400              The Limited Incorporated                           1,243,275
  4,600              Longs Drug Stores Corporation                        158,988
 47,800              Lowe's Companies                                   2,709,662
 43,050              May Department Stores Company                      1,759,669
 18,000              Nordstrom Incorporated                               603,000
 33,300              Rite Aid Corporation                                 820,013
 59,800              Staples Incorporated                               1,850,062(b)
 23,400              Starbucks Corporation                                878,963(b)
 24,900              Tandy Corporation                                  1,216,987
 41,400              The TJX Companies Incorporated                     1,379,137
 18,000              Venator Group Incorporated                           187,875(b)
129,000              Walgreen Company                                   3,789,375
                                                                   --------------
                                                                       48,210,628

                      See Accompanying Notes to Financial Statements

Statement of Investments -- June 30, 1999

Number of Shares     Security                                                 Value
(% of net assets)    Description                                           (Note 1)
-----------------------------------------------------------------------------------
Telecommunications Equipment & Services 18.78%
 17,300              ADC Telecommunications Incorporated         $      788,231(b)
 36,300              Alltel Corporation                               2,595,450
 18,300              American Tower Corporation                         439,200(b)
141,500              Ameritech Corporation                           10,400,250
199,900              Bell Atlantic Corporation                       13,068,462
243,900              BellSouth Corporation                           11,432,812
 16,150              Crown Castle International Corporation             336,122(b)
391,414              Lucent Technologies Incorporated                26,395,965
239,600              MCI Worldcom Incorporated                       20,620,575(b)
 38,000              Nextel Communications Incorporated               1,907,125(b)
 19,800              Qualcomm Incorporated                            2,841,300(b)
 90,100              Qwest Communications International               2,978,931(b)
  5,200              RF Micro Devices Incorporated                      388,050(b)
252,818              SBC Communications Incorporated                 14,663,444
  8,000              Skytel Communications Incorporated                 167,500(b)
 56,600              Sprint PCS Group                                 3,233,275(b)
    900              Teligent Incorporated                               53,831(b)
 50,400              Tellabs Incorporated                             3,405,150(b)
 64,837              US WEST Incorporated                             3,809,174
 38,650              Vodafone Airtouch PLC                            7,614,050
                                                                 --------------
                                                                    127,138,897
Transportation 0.57%
 38,060              FDX Corporation                                  2,064,755(b)
 43,225              Southwest Airlines Company                       1,345,378
  6,500              UAL Corporation                                    422,500(b)
                                                                 --------------
                                                                      3,832,633
                                                                  --------------
Total Equities (Cost $416,942,118)                                  675,304,423



                 See Accompanying Notes to Financial Statements

                                       Statement of Investments -- June 30, 1999

Par Amount                     Security                                                    Maturity             Value
($ Denominated)                Description                                     Coupon      Date              (Note 1)
----------------------------------------------------------------------------------------------------------------------
Short-Term Investments 0.58%
$3,892,000                     Repurchase Agreement with State Street
                               Bank & Trust Co. Dated 6/30/99 due 07/01/99
                               collateralized by $4,010,000 Freddie Mac,
                               6.13% due 05/10/04
                               (Market Value of collateral is $3,969,900)
                               (Cost $3,892,000)                               4.350%  07/01/99    $  3,892,000
                                                                                                   ------------
Total Investments (Cost $420,834,118) 100.33% (a)                                                  $679,196,423

Liabilities in excess of other assets (0.33%)                                                        (2,205,744)
                                                                                                   ------------
Net Assets 100%                                                                                    $676,990,679
                                                                                                   ============


(a) For Federal income tax purposes, cost is $421,019,300 and appreciation/(depreciation) is as follows:

   Unrealized appreciation:         $266,880,580
   Unrealized depreciation:            8,703,457
---------------------------------   ------------
   Net unrealized appreciation:      258,177,123

(b) Non-income producing security.
(c) On June 30, 1999, the Fund owned the following restricted securities constituting 0.05% of net assets which may not be publicly sold without registration under the Securities Act of 1933. These securities are appraised at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Trust's Board of Trustees. Additional information on the securities is as follows:

Description                                                      Acquisition Date        Cost       Value
---------------------------------------------------------------------------------------------------------
Energia Global International Limited, Series A, Conv. Pfd.        March 3, 1995    $250,000    $330,716
Vulcan Power Company, Class A                                     March 3, 1995     300,000           0



                 See Accompanying Notes to Financial Statements

Statement of Investments -- June 30, 1999

Citizens Emerging Growth Fund

Number of Shares                              Security                                                 Value
(% of net assets)                             Description                                           (Note 1)
------------------------------------------------------------------------------------------------------------
Equities 94.22%
Commercial Services 3.19%
    102,500                                   Concord EFS Incorporated                    $    4,337,031(b)
                                                                                          --------------
                                                                                                4,337,031
Computers & Software 11.58%
135,000                                       Adaptec Incorporated                             4,767,188(b)
 55,000                                       Intuit Incorporated                              4,956,875(b)
116,800                                       Mercury Interactive Corporation                  4,131,800(b)
 50,000                                       Visio Corporation                                1,903,125(b)
                                                                                          --------------
                                                                                               15,758,988
Consumer Durables 3.19%
115,000                                       Ethan Allen Interiors Incorporated               4,341,250
                                                                                          --------------
                                                                                                4,341,250
Electronics Equipment & Manufacturing 23.19%
116,400                                       Altera Corporation                               4,284,975(b)
195,000                                       American Power Conversion                        3,924,375(b)
 39,000                                       Broadcom Corporation                             5,637,938(b)
 76,000                                       KLA-Tencor Corporation                           4,930,500(b)
 95,000                                       LSI Logic Corporation                            4,381,875(b)
 65,000                                       PMC--Sierra Incorporated                         3,830,937(b)
 80,000                                       Xilinx Incorporated                              4,580,000(b)
                                                                                          --------------
                                                                                               31,570,600
Finance & Insurance 3.04%
 69,615                                       Comerica Incorporated                            4,137,742
                                                                                          --------------
                                                                                                4,137,742
Health Care 6.07%
110,000                                       Biomet Incorporated                              4,372,500
 45,880                                       Wellpoint Health Networks Incorporated           3,894,065(b)
                                                                                          --------------
                                                                                                8,266,565
Media 5.51%
 59,250                                       Chancellor Media Corporation                     3,266,156(b)
 65,000                                       Gemstar International Group Limited              4,241,250(b)
                                                                                          --------------
                                                                                                7,507,406
Office Equipment & Supplies 0.52%
 22,785                                       Staples Incorporated                               704,911(b)
                                                                                          --------------
                                                                                                  704,911

                      See Accompanying Notes to Financial Statements

                                       Statement of Investments -- June 30, 1999

Number of Shares                                Security                                               Value
(% of net assets)                               Description                                         (Note 1)
------------------------------------------------------------------------------------------------------------
Pharmaceuticals 8.58%
 80,000                                         Biogen Incorporated                         $  5,145,000(b)
 49,800                                         MedImmune Incorporated                         3,373,950(b)
 90,000                                         Watson Pharmaceuticals Incorporated            3,155,625(b)
                                                                                            ------------
                                                                                               11,674,575
Retail 11.56%
 84,900                                         Limited Incorporated                           3,852,338
 87,100                                         Linens 'n Things Incorporated                  3,810,625(b)
110,350                                         The TJX Companies Incorporated                 3,676,034
 90,000                                         Tandy Corporation                              4,398,750
                                                                                            ------------
                                                                                               15,737,747
Telecommunications Equipment & Services 17.79%
 78,060                                         ADC Telecommunications Incorporated            3,556,609(b)
193,410                                         American Tower Corporation                     4,641,840
134,570                                         Crown Castle International Corporation         2,800,738(b)
 45,000                                         Qualcomm Incorporated                          6,457,500(b)
 90,700                                         RF Micro Devices Incorporated                  6,768,487(b)
                                                                                            ------------
                                                                                               24,225,174
                                                                                             ------------
Total Equities (Cost $102,695,317)                                                            128,261,989

Par Amount                     Security                                                    Maturity             Value
($ Denominated)                Description                                     Coupon      Date              (Note 1)
----------------------------------------------------------------------------------------------------------------------
Short-Term Investments 7.70%
10,487,000                     Repurchase Agreement with State Street
                               Bank & Trust Co. Dated 06/30/99 due 7/1/99,
                               collateralized by $10,805,000 Freddie Mac,
                               6.13% due 05/10/04
                               (Market Value of collateral is $10,696,950)
                               (Cost $10,487,000)                              4.350%  07/01/99    $ 10,487,000
                                                                                                   ------------
Total Investments (Cost $113,182,317) 101.92% (a)                                                  $138,748,989

Liabilities in excess of other assets (1.92%)                                                        (2,612,023)
                                                                                                   ------------
Net Assets 100%                                                                                    $136,136,966
                                                                                                   ============


(a) For Federal income tax purposes, cost is $113,253,354 and appreciation/(depreciation) is as follows:

   Unrealized appreciation:         $26,990,937
   Unrealized depreciation:           1,495,302
---------------------------------   -----------
   Net unrealized appreciation:     $25,495,635

(b) Non-income producing security.

                 See Accompanying Notes to Financial Statements

Statement of Investments -- June 30, 1999

Citizens Global Equity Fund

Number of Share   Security                                                   Value
(% of net assets) Description                                             (Note 1)
----------------------------------------------------------------------------------
Equities 87.64%
Belgium 2.17%
 16,800           Real Software (Computers & Software)            $  1,963,893
                                                                  ------------
                                                                     1,963,893
Brazil 1.10%
 20,000           Telesp Celular Participacoes S.A. (ADR)
                  (Telecommunications Equipment & Services)            535,000
 20,000           Telesp Participacoes S.A. (ADR)
                  (Telecommunications Equipment & Services)            457,500
                                                                  ------------
                                                                       992,500
Denmark 1.46%
 15,000           Vestas Wind Systems A.S. (Machines & Tools)        1,320,679(b)
                                                                  ------------
                                                                     1,320,679
Finland 4.82%
 40,000           Jot Automation Group Oyj (Machines & Tools)        1,620,497
 30,000           Nokia Corporation (ADR)
                  (Telecommunications Equipment & Services)          2,746,875
                                                                  ------------
                                                                     4,367,372
France 2.64%
  4,000           Canal Plus (Media)                                 1,121,978
  5,900           Havas Advertising (Advertising)                    1,270,533
                                                                  ------------
                                                                     2,392,511
Germany 2.94%
  1,852           Allianz AG (Finance & Insurance)                     513,557
 67,300           Software AG (Computers & Software)                 2,150,663(b)
                                                                  ------------
                                                                     2,664,220
Greece 0.74%
 28,000           Panafon Hellenic Telecom Company
                  (Telecommunications Equipment & Services)            674,298(b)
                                                                  ------------
                                                                       674,298

                      See Accompanying Notes to Financial Statements

                                       Statement of Investments -- June 30, 1999
Citizens Global Equity Fund (cont'd)

Number of Share   Security                                                                    Value
(% of net assets) Description                                                              (Note 1)
---------------------------------------------------------------------------------------------------
Hong-Kong 0.79%
200,000           Smartone Telecommunications
                  (Telecommunications Equipment & Services)                        $    711,469
                                                                                   ------------
                                                                                        711,469
Ireland 1.30%
 47,343           Bank of Ireland (Finance & Insurance)                                 795,495
 36,510           Irish Life & Permanent PLC (Finance & Insurance)                      385,772
                                                                                   ------------
                                                                                      1,181,267
Italy 3.79%
 70,000           Arnoldo Mondadori Editore (Media)                                   1,212,280
213,333           Telecom Italia SpA (Telecommunications Equipment & Services)        2,216,737
                                                                                   ------------
                                                                                      3,429,017
Japan 13.80%
  7,000           Benesse Corporation (Commercial Services)                             760,932
 31,000           Canon Incorporated (Office/Business Equipment)                        891,791
 18,000           Fuji Photo Film Company (Miscellaneous Manufacturing)                 681,491
 11,000           Ito-Yokado Company Limited (Retail)                                   736,546
    160           NTT Data Corporation
                  (Telecommunications Equipment & Services)                           1,272,382
 14,800           Nippon Telegraph & Telephone Corporation (ADR)
                  (Telecommunications Equipment & Services)                             926,850(b)
  5,000           Obic Company Limited (Computers & Software)                         1,368,108
  1,380           Shohkoh Fund & Company Limited (Finance & Insurance)                  990,196
  9,300           Softbank Corporation (Computers & Software)                         1,884,294
 10,000           TDK Corporation (Computers & Software)                                915,103
 20,000           Takefuji Corporation (Finance & Insurance)                          2,068,281
                                                                                   ------------
                                                                                     12,495,974
Mexico 2.23%
950,000           Controladora Comercial Mexicana S.A. de C.V. (Retail)                 991,199
 23,000           Grupo Televisa S.A. (ADR) (Media)                                   1,030,687(b)
                                                                                   ------------
                                                                                      2,021,886

                      See Accompanying Notes to Financial Statements

Statement of Investments -- June 30, 1999

Number of Shares        Security                                                                  Value
(% of net assets)       Description                                                            (Note 1)
-------------------------------------------------------------------------------------------------------
Netherlands 0.65%
      8,065             Aegon NV (Finance & Insurance)                                 $    584,876
                                                                                       ------------
                                                                                            584,876
Singapore 1.62%
     86,000             Singapore Press Holdings (Media)                                  1,465,335
                                                                                       ------------
                                                                                          1,465,335
South Korea 2.35%
     32,000             Korea Telecom Corporation (ADR)
                        (Telecommunications Equipment & Services)                         1,280,000(b)
     15,500             Samsung Display Devices (Electronics)                               843,629
                                                                                       ------------
                                                                                          2,123,629
Spain 0.89%
        310             Banco Santander Central Hispano S.A. (Finance & Insurance)            3,228
     16,646             Telefonica S.A. (Telecommunications Equipment & Services)           803,581(b)
                                                                                       ------------
                                                                                            806,809
Sweden 2.93%
     29,000             Icon Medialab International A.B. (Computers & Software)           1,052,185(b)
     45,000             Skandia Forsakrings A.B. (Finance & Insurance)                      842,855
     65,000             Skandinaviska Enskilda Ban (Finance & Insurance)                    758,040
                                                                                       ------------
                                                                                          2,653,080
Switzerland 1.59%
      2,550             UBS AG (Finance & Insurance)                                        760,851
      1,200             Zurich Allied AG (Finance & Insurance)                              682,143
                                                                                       ------------
                                                                                          1,442,994
United Kingdom 11.24%
    130,000             BG PLC (Energy & Utilities)                                         793,012
     60,000             COLT Telecom Group PLC
                        (Telecommunications Equipment & Services)                         1,255,956(b)
     66,800             Next PLC (Retail)                                                   810,760
     80,000             Orange PLC (Telecommunications Equipment & Services)              1,173,991(b)
     41,000             Pearson PLC (Media)                                                 833,032
     57,047             Royal Bank of Scotland Group (Finance & Insurance)                1,168,965
    150,000             Telewest Communications PLC (Media)                                 672,074(b)

                      See Accompanying Notes to Financial Statements

                                       Statement of Investments -- June 30, 1999

Number of Shares      Security                                                                   Value
(% of net assets)     Description                                                             (Note 1)
------------------------------------------------------------------------------------------------------
United Kingdom (cont'd)
    76,215            Vodafone Airtouch PLC
                      (Telecommunications Equipment & Services)                       $  1,499,271
    10,000            Vodafone Airtouch PLC (ADR)
                      (Telecommunications Equipment & Services)                          1,970,000
                                                                                      ------------
                                                                                        10,177,061
United States 28.59%
    25,000            Air Products & Chemicals Incorporated (Chemicals)                  1,006,250
     8,000            At Home Corporation (Computers & Software)                           431,500(b)
    32,000            Bank of New York Company Incorporated (Finance & Insurance)        1,174,000
    31,000            Bank One Corporation (Finance & Insurance)                         1,846,437
    46,350            Cisco Systems Incorporated (Computers & Software)                  2,986,678(b)
    18,000            Dell Computer Corporation (Computers & Software)                     666,000(b)
    23,000            EMC Corporation (Computers & Software)                             1,265,000(b)
    31,500            Home Depot Incorporated (Retail)                                   2,029,781
    20,000            Illinois Tool Works (Miscellaneous Manufacturing)                  1,640,000
    24,000            Intel Corporation (Electronics)                                    1,428,000
    18,000            Linens 'n Things Incorporated (Retail)                               787,500(b)
    25,000            MCI Worldcom Incorporated
                      (Telecommunications Equipment & Services)                          2,151,563(b)
    34,000            Nextel Communications Incorporated (Telecommunications
                      Equipment & Services)                                              1,706,375(b)
    25,000            Staples Incorporated (Office/Business Equipment)                     773,438(b)
    29,600            Sun Microsystems Incorporated (Computers & Software)               2,038,700(b)
    16,500            Time Warner Incorporated (Media)                                   1,212,750
    29,000            Tyco International Limited (Miscellaneous Manufacturing)           2,747,750
                                                                                      ------------
                                                                                        25,891,722
                                                                                      ------------
Total Equities (Cost $56,002,981)                                                       79,360,592



                 See Accompanying Notes to Financial Statements

Statement of Investments -- June 30, 1999

Par Amount                     Security                                                    Maturity             Value
($ Denominated)                Description                                     Coupon      Date              (Note 1)
----------------------------------------------------------------------------------------------------------------------
Short-Term Investments 14.61%
$13,224,000                    Repurchase Agreement with State Street Bank
                               & Trust Co. Dated 06/30/99 due 7/1/99,
                               collateralized by $13,625,000 Freddie Mac,
                               6.13% due 05/10/04
                               (Market Value of collateral is $13,488,750)
                               (Cost $13,224,000)                              4.350%  07/01/99   $13,224,000
                                                                                                  -----------
Total Investments (Cost $69,226,981) 102.25% (a)                                                  $92,584,592

Liabilities in excess of other assets (2.25%)                                                      (2,035,583)
                                                                                                  -----------
Net Assets 100%                                                                                   $90,549,009
                                                                                                  ===========


(a) For Federal income tax purposes, cost is $70,252,568 and appreciation/(depreciation) is as follows:

   Unrealized appreciation:         $23,312,353
   Unrealized depreciation:             980,329
---------------------------------   -----------
   Net unrealized appreciation:     $22,332,024

(b) Non-income producing security.

Abbreviations:
ADR--American Depository Receipt

                 See Accompanying Notes to Financial Statements

                                       Statement of Investments -- June 30, 1999

The Fund's Statement of Investments as of June 30, 1999, was concentrated in the following industries:

                                                 Percentage of Net Assets*
                                            -----------------------------------
                                                         Short-term
                                              Equity      & Other       Total
                                            ---------   -----------   ---------
Advertising                                     1.4%                      1.4%
Chemicals                                       1.1%                      1.1%
Commercial Services                             0.8%                      0.8%
Computers & Software                           18.5%                     18.5%
Electronics                                     2.5%                      2.5%
Energy & Utilities                              0.9%                      0.9%
Finance & Insurance                            13.9%                     13.9%
Machines & Tools                                3.3%                      3.3%
Media                                           8.3%                      8.3%
Miscellaneous Manufacturing                     5.6%                      5.6%
Office/Business Equipment                       1.8%                      1.8%
Retail                                          5.9%                      5.9%
Telecommunications Equipment & Services        23.6%                     23.6%
Cash & Other                                                12.4%        12.4%
                                              =====         ====        =====
                                               87.6%        12.4%       100.0%

*Percentages are based on net assets of $90,549,009

                 See Accompanying Notes to Financial Statements

Statement of Investments -- June 30, 1999
Citizens Income Fund

Par Amount        Security                                                     Maturity             Value
($ Denominated)   Description                                    Coupon        Date              (Note 1)
---------------------------------------------------------------------------------------------------------
Corporate Bonds 55.52%
Commercial Services 5.45%
$1,000,000        CEX Holdings Incorporated                      9.625%        06/01/08     $  937,500
 1,000,000        Primark Corporation                            9.250%        12/15/08        981,250
   900,000        United Rentals Incorporated                    9.500%        06/01/08        911,250
   600,000        United Rentals Incorporated                    9.250%        01/15/09        595,500
                                                                                            ----------
                                                                                             3,425,500
Computers & Software 1.48%
 1,000,000        Apple Computer Incorporated                    6.500%        02/15/04        927,500
                                                                                            ----------
                                                                                               927,500
Construction & Housing 3.95%
 1,000,000        Toll Corporation                               8.750%        11/15/06      1,010,000
 1,500,000        US Home Corporation                            7.950%        03/01/01      1,473,750
                                                                                            ----------
                                                                                             2,483,750
Finance & Insurance 16.25%
   680,000        Abbey National PLC                             6.700%        06/29/49        633,944
 1,320,000        Abbey National PLC                             7.350%        10/29/49      1,289,871
   100,000        Bank One Corporation                           7.250%        08/15/04        102,130
   250,000        Countrywide Capital                            8.000%        12/15/26        238,953
   500,000        Credit Suisse First Boston--144A               7.900%        05/01/07        487,595
   730,826        DLJ Mortgage Acceptance Corporation            6.614%        05/25/09        707,645
 1,250,000        First Republic Bank of San Francisco           7.750%        09/15/12      1,166,562
   750,000        First Union Lehman Brothers Mortgage Trust     6.650%        12/18/07        734,452
   500,000        Keycorp Institutional Capital                  7.826%        12/01/26        490,720
   800,000        Lehman Brothers Incorporated                   7.360%        12/15/03        803,112
   700,000        Lehman Brothers Incorporated                   8.050%        01/15/19        692,111
   650,000        Lehman Brothers Incorporated                   7.730%        10/15/23        600,918
    50,000        MBIA Incorporated                              9.000%        02/15/01         52,184
 1,500,000        Morgan Stanley Capital Incorporated            6.550%        12/15/07      1,465,725
   750,000        Williams Scotsman Incorporated                 9.875%        06/01/07        744,375
                                                                                            ----------
                                                                                            10,210,297
Food & Beverages 2.82%
 1,000,000        Kroger Company--144A                           6.340%        06/01/01        999,890
   750,000        Smiths Food and Drug Centers Incorporated      8.640%        07/02/12        776,168
                                                                                            ----------
                                                                                             1,776,058

                      See Accompanying Notes to Financial Statements

                                       Statement of Investments -- June 30, 1999
Citizens Income Fund (cont'd)

Par Amount                                    Security                                                 Maturity           Value
($ Denominated)                               Description                                  Coupon      Date            (Note 1)
-------------------------------------------------------------------------------------------------------------------------------
Health Care 2.50%
$   50,000                                     Kaiser Foundation Health Plan                 9.000%     11/01/01   $   52,974
 1,500,000                                     Universal Health Services Incorporated        8.750%     08/15/05    1,518,750
                                                                                                                   ----------
                                                                                                                    1,571,724
 Hotels 2.29%
 1,550,000                                     John Q. Hammons Hotels Incorporated           8.875%     02/15/04    1,441,500
                                                                                                                   ----------
                                                                                                                    1,441,500
 Media 11.13%
   170,901                                     Adelphia Communications Corporation           9.500%     02/15/04      178,805
 1,300,000                                     Capstar Broadcasting Partners                 9.250%     07/01/07    1,342,250
 1,000,000                                     Chancellor Media Corporation                  8.750%     06/15/07      997,500
   250,000                                     IMAX Corporation                              7.875%     12/01/05      235,000
   500,000                                     Jones Intercable Incorporated                 9.625%     03/15/02      543,750
   750,000                                     Jones Intercable Incorporated                 7.625%     04/15/08      778,125
   500,000                                     Rogers Communications                         9.125%     01/15/06      508,750
 1,400,000                                     Time Warner Incorporated                      9.125%     01/15/13    1,620,332
   750,000                                     Turner Broadcasting                           8.400%     02/01/24      787,373
                                                                                                                   ----------
                                                                                                                    6,991,885
 Real Estate 4.24%
   500,000                                     Security Capital Pacific Trust                7.900%     02/15/16      450,145
 1,000,000                                     Property Trust of America                     6.875%     02/15/08      990,050
 1,300,000                                     Weingarten Realty Investors                   6.880%     06/25/27    1,223,144
                                                                                                                  ----------
                                                                                                                   2,663,339
Telecommunications Equipment & Services 2.45%
 2,000,000                                    Qwest Communications International
                                              Incorporated (Coupon 9.47% after 10/15/02)    0.000%     10/15/07    1,537,500
                                                                                                                  ----------
                                                                                                                   1,537,500
Transportation 2.96%
   899,734                                    Federal Express Corporation                   6.720%     01/15/22      873,758
 1,000,000                                    Railworks Corporation--144A                  11.500%     04/15/09      987,500
                                                                                                                  ----------
                                                                                                                   1,861,258
                                                                                                                  ----------
Total Corporate Bonds (Cost $35,491,465)                                                                          34,890,311



                 See Accompanying Notes to Financial Statements

Statement of Investments -- June 30, 1999

Number of Shares                                      Security                                                     Value
(% of net assets)                                     Description                                               (Note 1)
------------------------------------------------------------------------------------------------------------------------
Convertible Preferred Stock 6.25%
Commercial Services 0.51%
 7,200                                                United Rentals Incorporated--
                                                      Callable into common stock                            $ 324,000
                                                                                                            ---------
                                                                                                              324,000
Computers & Software 2.39%
15,000                                                Microsoft Corporation--Convertible into
                                                      common shares or exchangeable into
                                                      subordinated notes                                    1,499,062
                                                                                                            ---------
                                                                                                            1,499,062
Finance & Insurance 0.80%
   500                                                First Republic Preferred Capital Corporation--144A
                                                      Mandatory exchange into preferred shares
                                                      under certain circumstances                             500,000
                                                                                                            ---------
                                                                                                              500,000
Real Estate 2.55%
10,000                                                Equity Office Properties Trust--
                                                      Callable into common stock                              400,000
59,200                                                Felcor Lodging Trust Incorporated--
                                                      Callable into common stock                            1,202,500
                                                                                                            ---------
                                                                                                            1,602,500
                                                                                                            ---------
Total Convertible Preferred Stock (Cost $3,792,100)                                                         3,925,562
Equities 0.00%
Food & Beverages 0.00%
   180                                                Restaurant Technologies Incorporated                          0
                                                                                                            ---------
Total Equities (Cost $0)                                                                                            0


                 See Accompanying Notes to Financial Statements

                                       Statement of Investments -- June 30, 1999

Par Amount        Security                                                   Maturity             Value
($ Denominated)   Description                                  Coupon        Date              (Note 1)
-------------------------------------------------------------------------------------------------------
U.S. Government Agencies 30.17%
Fannie Mae 21.66%
$  600,000        Fannie Mae                                   5.830%        12/10/99     $  601,272
 1,000,000        Fannie Mae                                   6.330%        10/02/02      1,001,540
 2,000,000        Fannie Mae                                   6.140%        03/24/03      1,990,580
 4,000,000        Fannie Mae                                   6.000%        05/15/08      3,892,600
12,350,000        Fannie Mae                                   0.000%        10/09/19      3,278,802
 1,953,030        Fannie Mae                                   6.500%        12/01/28      1,886,354
   350,477        Fannie Mae--REMIC                            8.000%        07/25/06        358,359
   600,000        Fannie Mae--REMIC                            7.000%        04/25/21        601,632
                                                                                          ----------
                                                                                          13,611,139
Freddie Mac 6.88%
 4,800,000        Freddie Mac                                  5.550%        11/15/27      4,321,526
                                                                                          ----------
                                                                                           4,321,526
Government National Mortgage Association 1.63%
    72,264        Government National Mortgage Association     7.000%        04/15/07         72,689
   117,908        Government National Mortgage Association     6.000%        08/15/08        115,355
    87,845        Government National Mortgage Association     9.000%        05/15/09         92,751
    15,831        Government National Mortgage Association     9.000%        11/15/16         16,719
    35,249        Government National Mortgage Association     9.000%        02/15/17         37,223
    39,226        Government National Mortgage Association     9.500%        03/15/17         42,007
     1,587        Government National Mortgage Association     9.000%        10/15/20          1,675
    12,181        Government National Mortgage Association     9.000%        11/15/20         12,858
     3,260        Government National Mortgage Association     8.500%        03/15/21          3,397
    12,423        Government National Mortgage Association     9.000%        04/15/21         13,114
    16,269        Government National Mortgage Association     8.500%        06/15/21         16,959
    34,836        Government National Mortgage Association     8.000%        12/15/21         35,710
    20,463        Government National Mortgage Association     7.000%        03/15/22         20,339
    78,199        Government National Mortgage Association     8.000%        05/15/22         80,178
    36,886        Government National Mortgage Association     8.000%        09/15/22         37,817
    16,112        Government National Mortgage Association     9.500%        09/15/17         17,245
    78,117        Government National Mortgage Association     7.000%        10/15/22         77,436
   176,002        Government National Mortgage Association     7.000%        10/15/22        174,588
   156,865        Government National Mortgage Association     7.000%        06/15/23        155,354
                                                                                          ----------
                                                                                           1,023,414
                                                                                          ----------
Total U.S. Government Agencies (Cost $19,581,317)                                         18,956,079

                      See Accompanying Notes to Financial Statements

Statement of Investments -- June 30, 1999

Par Amount                     Security                                                    Maturity             Value
($ Denominated)                Description                                     Coupon      Date              (Note 1)
----------------------------------------------------------------------------------------------------------------------
Short-Term Investments 6.96%
$ 373,000                      Repurchase Agreement with State Street
                               Bank & Trust Co. Dated 06/30/99 due 7/1/99,
                               collateralized by $385,000 Freddie Mac,
                               6.13% due 05/10/04
                               (Market Value of collateral is $381,150)        4.350%      07/01/99   $   373,000
4,000,000                      Freddie Mac Discount Notes                      4.490%      07/01/99     4,000,000
                                                                                                      -----------
Total Short Term Investments (Cost $4,373,000)                                                          4,373,000
                                                                                                      -----------
Total Investments (Cost $63,237,882) 98.90% (a)                                                       $62,144,952

Other assets, less liabilities 1.10%                                                                      691,598
                                                                                                      -----------
Net Assets 100%                                                                                       $62,836,550
                                                                                                      ===========

(a) Book cost and tax cost are equal.

                 See Accompanying Notes to Financial Statements
36

                                       Statement of Investments -- June 30, 1999
Working Assets Money Market Fund

Par Amount        Security                                                  Maturity            Value (a)
($ Denominated)   Description                                 Coupon        Date                (Note 1)
----------------- -----------------------------------------   -----------   ----------   ----------------
Certificates of Deposit 9.34%
$5,000,000        Bayerische Vereinsbank AG                   4.980%        12/08/99       $ 5,000,000
   100,000        City National Bank of New Jersey            4.590%        03/18/00           100,000(c)
 1,000,000        Deutsche Bank AG New York                   4.870%        08/11/99         1,000,000
   750,000        Deutsche Bank AG New York                   5.600%        08/23/99           751,709
   100,000        Independence Federal Savings Bank           5.000%        03/31/00           100,000(c)
 2,000,000        Rabobank Nederland                          5.300%        03/06/00         2,001,143
 1,500,000        Rabobank Nederland                          5.170%        03/28/00         1,499,741
 1,323,000        Rabobank Nederland                          5.600%        06/14/00         1,322,473
   100,000        Self Help Credit Union                      4.500%        12/17/99           100,000(c)
   100,000        South Shore Bank Of Chicago                 4.650%        12/18/99           100,000(c)
                                                                                            -----------
Total Certificates of Deposit (Cost $11,975,066)                                            11,975,066
Corporate Notes 4.14%
 1,500,000        American General Financial Corporation      5.090%        02/15/00         1,526,098
 1,400,000        Norwest Corporation                         6.000%        03/15/00         1,407,265
 2,000,000        Norwest Financial Incorporated              4.930%        09/15/99         2,006,831
   370,000        Norwest Financial Incorporated              6.000%        08/01/99           370,263
                                                                                            -----------
Total Corporate Notes (Cost $5,310,457)                                                      5,310,457
Commercial Paper 84.48%
 1,500,000        Abbey National North America                4.820%        07/08/99         1,498,594
 1,825,000        Abbey National North America                4.880%        07/21/99         1,820,052
 1,000,000        Abbey National North America                4.900%        07/21/99           997,278
   522,000        Abbey National North America                4.950%        08/05/99           519,488
 1,500,000        Abbey National North America                4.875%        09/03/99         1,487,000
 1,500,000        Air Products and Chemicals Incorporated     4.770%        07/14/99         1,497,416
 1,594,000        American Express Credit Corporation         5.050%        07/22/99         1,589,304
 1,600,000        American Express Credit Corporation         4.790%        11/16/99         1,570,621
 1,222,000        American Express Credit Corporation         4.780%        12/07/99         1,196,202
   781,000        American General Corporation                5.030%        07/30/99           777,835
 1,920,000        American General Corporation                4.920%        09/08/99         1,901,894
 1,545,000        American General Financial Corporation      5.000%        08/31/99         1,531,910
   350,000        Ameritech Corporation                       4.970%        07/09/99           349,614
 1,300,000        Ameritech Corporation                       5.250%        07/09/99         1,298,483
 2,000,000        AON Corporation                             4.920%        07/07/99         1,998,360
 1,808,000        AON Corporation                             4.910%        07/08/99         1,806,274
 2,500,000        AON Corporation                             4.920%        07/12/99         2,496,242
 2,070,000        Bank Of New York Corporation                4.900%        08/02/99         2,060,984
 2,000,000        Bank Of New York Corporation                4.915%        09/02/99         1,982,798
 1,535,000        Bank Of New York Corporation                5.070%        09/20/99         1,517,490
   578,000        BellSouth Telecomm Incorporated             5.300%        07/08/99           577,404
 1,000,000        BellSouth Telecomm Incorporated             4.800%        07/12/99           998,533

                      See Accompanying Notes to Financial Statements

Statement of Investments -- June 30, 1999

Par Amount        Security                                                    Maturity         Value (a)
($ Denominated)   Description                                   Coupon        Date             (Note 1)
----------------- -------------------------------------------   -----------   ----------   -------------
Commercial Paper (cont'd)
$1,500,000       BellSouth Telecomm Incorporated               4.960%        08/11/99     $1,491,527
   945,000       Block Financial Corporation                   4.900%        07/09/99        943,971
 1,500,000       Campbell Soup Company                         4.700%        08/04/99      1,493,342
 2,000,000       Canadian Wheat Board                          4.810%        08/13/99      1,988,510
 2,000,000       Central Corporate Credit Union                4.970%        07/14/99      1,996,411
 1,657,000       The Coca-Cola Company                         4.830%        08/16/99      1,646,774
 1,000,000       The Coca-Cola Company                         4.810%        08/27/99        992,384
 1,119,000       The Coca-Cola Company                         5.000%        09/07/99      1,108,432
 1,000,000       The Coca-Cola Company                         5.250%        01/26/00        969,521
   909,000       The Coca-Cola Company                         5.250%        01/31/00        880,632
 2,500,000       Consolidated Natural Gas Company              4.950%        07/19/99      2,493,813
 2,000,000       Consolidated Natural Gas Company              4.950%        07/20/99      1,994,775
 1,898,000       Countrywide Home Loans Incorporated           4.920%        07/07/99      1,896,444
 4,525,000       Countrywide Home Loans Incorporated           4.930%        07/14/99      4,516,944
 1,651,000       Deere & Company                               4.820%        07/15/99      1,647,905
 1,200,000       Deere & Company                               5.000%        07/28/99      1,195,500
 1,625,000       Deutsche Bank Financial                       4.810%        07/21/99      1,620,658
 1,400,000       Deutsche Bank Financial                       4.830%        07/23/99      1,395,868
 1,500,000       Deutsche Bank Financial                       4.810%        08/09/99      1,492,184
 1,200,000       First Data Corporation                        5.060%        12/14/99      1,172,001
 3,500,000       The Gillette Company                          5.650%        07/01/99      3,500,000
   800,000       Hasbro, Incorporated                          4.830%        07/09/99        799,141
 2,000,000       Hasbro, Incorporated                          4.810%        08/09/99      1,989,578
 1,000,000       Hasbro, Incorporated                          5.220%        12/03/99        977,525
 1,112,000       H. J. Heinz Company                           4.790%        07/06/99      1,111,260
 3,820,000       John Hancock Capital Corporation              4.780%        07/13/99      3,813,914
 1,751,000       John Hancock Capital Corporation              5.150%        07/26/99      1,744,738
 1,100,000       Keycorp                                       4.900%        07/02/99      1,099,850
 1,700,000       Lehman Brothers Incorporated                  5.150%        09/15/99      1,681,517
 1,403,000       Mid States Corporate Federal Credit Union     4.980%        07/15/99      1,400,283
 1,696,000       Mid States Corporate Federal Credit Union     5.000%        07/20/99      1,691,524
 1,200,000       Nationwide Building Society                   5.100%        07/27/99      1,195,580
 2,000,000       Nationwide Building Society                   4.810%        08/10/99      1,989,311
 1,500,000       Nationwide Building Society                   4.820%        08/10/99      1,491,967
   900,000       Nationwide Building Society                   4.830%        09/08/99        891,668
 1,484,000       The New York Times Company                    4.970%        07/26/99      1,478,878
 1,000,000       The New York Times Company                    5.030%        08/02/99        995,529
 2,023,000       The New York Times Company                    5.030%        08/03/99      2,013,672
 1,299,000       St. Paul Companies Incorporated               5.000%        07/27/99      1,294,309
 1,500,000       St. Paul Companies Incorporated               5.080%        08/04/99      1,492,803
 1,800,000       The Stanley Works                             4.800%        07/16/99      1,796,400
 1,111,000       The Stanley Works                             4.920%        09/01/99      1,101,586
 2,236,000       Times Mirror Company                          5.000%        08/17/99      2,221,404
 2,000,000       Toronto Dominion Holdings                     4.710%        11/01/99      1,967,815
   672,000       Xerox Capital                                 4.850%        07/14/99        670,823
 1,200,000       Xerox Capital                                 4.800%        09/08/99      1,188,960

                      See Accompanying Notes to Financial Statements

                                       Statement of Investments -- June 30, 1999

Par Amount                     Security                                                    Maturity         Value
($ Denominated)                Description                                     Coupon      Date          (Note 1)
------------------------------------------------------------------------------------------------------------------
Commercial Paper (cont'd)
 $2,291,000                    Xerox Credit Corporation                        5.800%      07/01/99   $  2,291,000
                                                                                                      ------------
Total Commercial Paper (Cost $108,302,407)                                                             108,302,407
                                                                                                      ------------

U.S. Government Agencies 0.31%
400,000                        Federal Farm Credit Bank Discount Notes         4.900%      09/10/99        396,134
                                                                                                      ------------
Total U.S. Government Agencies (Cost $396,134)                                                             396,134
                                                                                                      ------------
Total Investments (Cost $125,984,064) 98.27% (a)(b)                                                   $125,984,064

Other assets, less liabilities 1.73%                                                                     2,219,424
                                                                                                      ------------
Net Assets 100%                                                                                       $128,203,488
                                                                                                      ============

(a) Investments are valued using the amortized cost method.
(b) Book cost and tax cost are equal.
(c) These securities are appraised at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Trust's Board of Trustees.

                 See Accompanying Notes to Financial Statements

Statement of Assets and Liabilities -- June 30, 1999



                                                         Citizens           Citizens
                                                            Index    Emerging Growth
                                                             Fund               Fund
                                                    -------------   ----------------
ASSETS
  Investments (see accompanying schedule):
   Investments at cost                              $416,942,118        $102,695,317
   Repurchase Agreements                               3,892,000          10,487,000
   Net unrealized appreciation/(depreciation)        258,362,305          25,566,672
                                                    ------------        ------------
  Total investments at value                         679,196,423         138,748,989
  Cash                                                       981                  74
  Receivable for:
   Interest                                                  470               1,267
   Dividends and withholding tax reclaims                387,175              29,561
   Fund shares sold                                    1,162,936             191,396
   Investment securities sold                         23,071,519           2,981,325
  Due from Investment Adviser                                 --                  --
  Unamortized organizational costs                        18,969                  --
  Other assets                                             4,779               1,778
                                                    ------------        ------------
   Total Assets                                      703,843,252         141,954,390
                                                    ------------        ------------
LIABILITIES
  Payable for investment securities purchased         25,570,444           5,558,158
  Payable for fund shares repurchased                    330,845              36,691
  Distributions payable                                       --                  --
  Payable for investment management fees                 262,742             100,580
  Payable for administrative and shareholder
   service fees                                          262,876              20,982
  Payable for distribution expenses                      112,410              25,656
  Other accrued expenses                                 313,256              75,357
                                                    ------------        ------------
   Total Liabilities                                  26,852,573           5,817,424
                                                    ------------        ------------
NET ASSETS                                          $676,990,679        $136,136,966
                                                    ============        ============
Standard shares
  Net assets                                        $578,285,622        $136,136,966
  Shares outstanding                                  18,949,288           6,256,080
  Net asset value, offering and redemption price
   per share                                        $      30.52        $      21.76
                                                    ------------        ------------
Institutional Class shares
  Net assets                                        $ 98,705,057
  Shares outstanding                                   3,945,811
  Net asset value, offering and redemption price
   per share                                        $      25.02
                                                    ------------
Net assets consist of:
  Paid-in capital                                   $383,494,292        $ 90,061,496
  Accumulated net investment income/(loss)                    --                  --
  Accumulated net realized gain/(loss) on
   investments and foreign currency
   transactions                                       35,134,082          20,508,798
  Net unrealized appreciation/(depreciation) on
   investments and foreign currencies                258,362,305          25,566,672
                                                    ------------        ------------
                                                    $676,990,679        $136,136,966
                                                    ============        ============

                      See Accompanying Notes to Financial Statements

                            Statement of Assets and Liabilities -- June 30, 1999

       Citizens        Citizens      Working Assets
  Global Equity          Income        Money Market
           Fund            Fund                Fund
---------------   -------------   -----------------
  $  56,002,981     $62,864,882       $125,984,064
     13,224,000         373,000                 --
     23,357,611      (1,092,930)                --
  -------------     ------------      ------------
     92,584,592      62,144,952        125,984,064
            629             964          1,784,462
          1,598         856,471            291,047
        121,095              --                 --
        811,175          58,470            884,955
        607,591         997,190                 --
             --          23,269             52,910
             --              --             15,120
          1,267           1,367              6,958
  -------------     ------------      ------------
     94,127,947      64,082,683        129,019,516
  -------------     ------------      ------------
      3,389,196         995,520                 --
         38,223         110,315            657,128
             --          44,462                 --
         67,464          33,470             36,766
         11,152           9,617             24,080
         16,866          12,874             17,314
         56,037          39,875             80,740
  -------------     ------------      ------------
      3,578,938       1,246,133            816,028
  -------------     ------------      ------------
  $  90,549,009     $62,836,550       $128,203,488
  =============     ============      ============
  $  90,549,009     $62,836,550       $105,739,724
      4,477,928       5,980,757        105,862,947
  $       20.22     $     10.51       $       1.00
  -------------     ------------      ------------
                                      $ 22,463,764
                                        22,463,764
                                      $       1.00
                                      ------------
  $  66,021,439     $63,905,030       $128,203,488
       (762,519)         (4,624)                --
      1,943,317          29,074                 --
     23,346,772      (1,092,930)                --
  -------------     ------------      ------------
  $  90,549,009     $62,836,550       $128,203,488
  =============     ============      ============

                      See Accompanying Notes to Financial Statements

Statement of Operations -- June 30, 1999

                                                          Citizens            Citizens
                                                             Index     Emerging Growth
                                                              Fund                Fund
                                                    --------------      --------------
Investment Income
  Interest                                            $    168,594        $    378,759
  Dividends (net of withholding taxes)                   4,230,183             234,016
                                                      ------------        ------------
  Total investment income                                4,398,777             612,775
                                                      ------------        ------------
Expenses
  Investment management fees                             2,442,486             989,594
  Transfer agent fees                                      700,459             171,531
  Custody and accounting fees                              152,370              49,673
  Distribution expense                                   1,080,394             247,399
  Administrative and shareholder service fees            2,556,669             227,489
  Legal and audit fees                                     139,519              44,592
  Registration fees                                         54,819              18,878
  Trustees' fees and expenses                               18,179              18,179
  Printing and postage                                      78,367              29,368
  Dues and insurance                                        50,063               4,409
  Other expenses                                            11,117               5,296
  Amortization of organization costs                        15,078               2,042
                                                      ------------        ------------
Total expenses                                           7,299,520           1,808,450
                                                      ------------        ------------
  Reimbursement/Waiver by Adviser                               --              (6,270)
                                                      ------------        ------------
Net expenses                                             7,299,520           1,802,180
                                                      ------------        ------------
Net investment income/(loss)                          $ (2,900,743)       $ (1,189,405)
                                                      ------------        ------------
Realized and Unrealized Gain/(Loss) on Investments
  Realized gain/(loss) on investments and
   written options                                      37,531,851          23,103,745
  Realized gain/(loss) on foreign currency
   transactions                                                 --                  --
  Increase/(decrease) in unrealized appreciation/
   (depreciation) on investments and written
   options                                             102,701,896          11,531,672
  Increase/(decrease) in unrealized appreciation/
   (depreciation) on foreign currencies                         --                  --
                                                      ------------        ------------
  Net realized and unrealized gain/(loss) on
   investments and foreign currencies                  140,233,747          34,635,417
                                                      ------------        ------------
  Net increase in net assets resulting from
   operations                                         $137,333,004        $ 33,446,012
                                                      ============        ============

                 See Accompanying Notes to Financial Statements

                                        Statement of Operations -- June 30, 1999

       Citizens          Citizens     Working Assets
  Global Equity            Income       Money Market
           Fund              Fund               Fund
---------------       ------------    --------------
    $   280,929       $  3,956,125        $6,522,594
        378,559            151,757                --
    -----------       ------------        ----------
        659,488          4,107,882         6,522,594
    -----------       ------------        ----------
        606,181            384,180           440,357
        129,286             88,771           245,631
         84,401             47,944            73,102
        151,545            147,762           210,128
        120,167            113,106           308,642
         29,764             29,782            49,879
         21,282             18,786            42,155
         18,179             18,179            18,179
         15,004              4,530            43,101
          2,869              2,413             6,062
          9,103              3,722             1,831
          2,928             21,111             9,490
    -----------       ------------        ----------
      1,190,709            880,286         1,448,557
    -----------       ------------        ----------
             --            (23,269)          (52,910)
    -----------       ------------        ----------
      1,190,709            857,017         1,395,647
    -----------       ------------        ----------
    $  (531,221)      $  3,250,865        $5,126,947
    -----------       ------------        ----------
      2,514,547            150,138                --
       (802,528)                --                --
     11,334,383         (3,034,149)               --
         (8,773)                --                --
    -----------       ------------        ----------
     13,037,629         (2,884,011)               --
    -----------       ------------        ----------
    $12,506,408       $    366,854        $5,126,947
    ===========       ============        ==========

                 See Accompanying Notes to Financial Statements

Statement of Changes in Net Assets -- June 30, 1999

                                              Citizens                             Citizens
                                             Index Fund                      Emerging Growth Fund
                                  ---------------------------------   ----------------------------------
                                          For the           For the           For the            For the
                                       year ended        year ended        year ended         year ended
                                    June 30, 1999     June 30, 1998     June 30, 1999      June 30, 1998
Operations
  Net investment
   income/(loss)                     $ (2,900,743)    $ (1,048,707)      $ (1,189,405)      $ (1,019,042)
  Realized gain/(loss) on
   investments and foreign
   currencies                          37,531,851       10,984,389         23,103,745         14,909,699
  Net change in unrealized
   appreciation/(depreciation)
   on investments and
   foreign currencies                 102,701,896       79,818,754         11,531,672          7,492,711
                                     ------------     -------------      ------------       ------------
  Net increase in net assets
   resulting from
   operations                         137,333,004       89,754,436         33,446,012         21,383,368
Distributions to shareholders:
  From net investment
   income--Standard                            --          (34,132)                --                 --
  In excess of net
   investment income--
   Standard                                    --               --                 --                 --
  From net realized gain on
   investments--Standard               (4,955,929)     (11,994,100)        (9,016,170)        (4,557,534)
  From net investment
   income--Institutional                       --          (79,294)               N/A                N/A
  From net realized gain
   on investments--
   Institutional                         (606,104)        (996,483)               N/A                N/A
                                     ------------     -------------      ------------       ------------
  Total distributions                  (5,562,033)     (13,104,009)        (9,016,170)        (4,557,534)

  Increase in net assets
   resulting from capital
   share transactions                 172,150,908       72,301,740         23,815,566         10,724,793
                                     ------------     -------------      ------------       ------------
Total increase in net assets          303,921,879      148,952,167         48,245,408         27,550,627

Net Assets
  Beginning of year                   373,068,800      224,116,633         87,891,558         60,340,931
                                     ------------     -------------      ------------       ------------

  End of year                        $676,990,679     $373,068,800       $136,136,966       $ 87,891,558
                                     ------------     -------------      ------------       ------------
Undistributed net
 investment income/
 (accumulated net
 investment loss)                    $         --               --       $         --                 --
                                     ------------     -------------      ------------       ------------

                 See Accompanying Notes to Financial Statements

                             Statement of Changes in Net Assets -- June 30, 1999

            Citizens                            Citizens                          Working Assets
       Global Equity Fund                      Income Fund                      Money Market Fund
---------------------------------   ---------------------------------   ----------------------------------
      For the           For the           For the           For the           For the            For the
   year ended        year ended        year ended        year ended        year ended         year ended
June 30, 1999     June 30, 1998     June 30, 1999     June 30, 1998     June 30, 1999      June 30, 1998


  $  (531,221)      $  (284,507)      $ 3,250,865       $ 2,478,119      $  5,126,947      $  5,124,725


    1,712,019         2,742,609           150,138           323,133                --                --



   11,325,610         5,267,033        (3,034,149)        1,575,754                --                --
  ------------      ------------      ------------      ------------     ------------      ------------


   12,506,408         7,725,135           366,854         4,377,006         5,126,947         5,124,725


           --                --        (3,223,689)       (2,459,515)       (4,199,590)       (4,215,864)


           --                --                --            (7,360)               --                --

   (1,452,563)       (1,327,372)         (130,143)          (74,371)               --                --

        N/A               N/A               N/A               N/A            (927,357)         (908,861)


        N/A               N/A               N/A               N/A                  --                --
  ------------      ------------      ------------      ------------     ------------      ------------
   (1,452,563)       (1,327,372)       (3,353,832)       (2,541,246)       (5,126,947)       (5,124,725)



   30,449,834        13,074,611        14,457,919        16,299,679         6,427,903        19,092,288
  ------------      ------------      ------------      ------------     ------------      ------------
   41,503,679        19,472,374        11,470,941        18,135,439         6,427,903        19,092,288


   49,045,330        29,572,956        51,365,609        33,230,170       121,775,585       102,683,297
  ------------      ------------      ------------      ------------     ------------      ------------

  $90,549,009       $49,045,330       $62,836,550       $51,365,609      $128,203,488      $121,775,585
  ------------      ------------      ------------      ------------     ------------      ------------



  $  (762,519)               --       $    (4,624)      $   (27,361)               --                --
  ------------      ------------      ------------      ------------     ------------      ------------

                 See Accompanying Notes to Financial Statements

Financial Highlights -- June 30, 1999

                                             Citizens Index Fund -- Standard Shares***
                                 -----------------------------------------------------------------
                                   For the      For the      For the      For the          From
                                      year         year         year         year    03/03/1995
                                     ended        ended        ended        ended            to
                                06/30/1999   06/30/1998   06/30/1997   06/30/1996    06/30/1995
Selected Per-Share Data
Net asset value, beginning
 of period                         $ 23.46      $ 18.04      $ 13.41      $ 10.94      $ 10.00
                                   -------      -------      -------      -------      -------
  Income/(loss) from
   investment operations
   Net investment
    income/(loss)                    (0.15)       (0.07)          --         0.08         0.01
   Net gain/(loss) on
    securities (both realized
    and unrealized)                   7.52         6.44         4.78         2.47         0.93
                                   -------      -------      -------      -------      -------
    Total from investment
     operations                       7.37         6.37         4.78         2.55         0.94
  Less distributions
   from net investment
    income                              --           --        (0.06)       (0.03)          --
   from net realized gains           (0.31)       (0.95)       (0.09)       (0.05)          --
                                   -------      -------      -------      --------     -------
    Total distributions              (0.31)       (0.95)       (0.15)       (0.08)          --
Net asset value, end of
 period                            $ 30.52      $ 23.46      $ 18.04      $ 13.41      $ 10.94
                                   =======      =======      =======      =======      =======
Total return                         31.58%       36.50%       35.88%       23.41%        9.40%*
Ratios and Supplemental Data
  Net assets, end of period
   (thousands)                    $578,286     $341,395     $211,116     $136,980     $106,096
  Ratio of expenses to
   average net assets prior
   to reimbursement
   and/or fee waivers                 1.58%        1.59%        1.59%        1.82%        1.75%**
  Ratio of expenses to
   average net assets net
   of reimbursement
   and/or fee waivers                 1.58%        1.59%        1.59%        1.79%        1.75%**
  Ratio of net income/(loss)
   to average net assets             (0.68%)      (0.39%)       0.02%        0.68%        0.98%**
  Portfolio turnover rate            18.04%       13.64%       18.64%        6.44%       64.95%

 * Not Annualized
 ** Annualized
 *** The Citizens Index Fund--Standard shares commenced operations on March 3, 1995.

                 See Accompanying Notes to Financial Statements

                                           Financial Highlights -- June 30, 1999

           Citizens Index Fund -- Institutional Class Shares***
        -----------------------------------------------------------
          For the        For the        For the           From
             year           year           year     01/25/1996
            ended          ended          ended             to
       06/30/1999     06/30/1998     06/30/1997     06/30/1996


          $ 19.13        $ 14.84        $ 11.00        $ 10.00
          -------        -------        -------        -------



             0.01           0.11           0.08           0.08


             6.19           5.21           3.94           0.92
          -------        -------        -------        -------

             6.20           5.32           4.02           1.00


               --          (0.08)         (0.09)            --
            (0.31)         (0.95)         (0.09)            --
          -------        -------        -------        -------
            (0.31)         (1.03)         (0.18)           --

          $ 25.02        $ 19.13        $ 14.84        $ 11.00
          =======        =======        =======        =======
            32.62%         37.38%         36.93%         10.00%*


          $98,705        $31,673        $13,001        $ 7,524



             0.83%          0.88%          0.88%          1.01%**



             0.83%          0.88%          0.88%          0.98%**

             0.05%          0.28%          0.76%          2.37%**
            18.04%         13.64%         18.64%          6.44%

 * Not Annualized
 ** Annualized
 *** The Citizens Index Fund--Institutional Class shares commenced operations on January 25, 1996.

                 See Accompanying Notes to Financial Statements

Financial Highlights -- June 30, 1999

                                                       Citizens Emerging Growth Fund
                                 --------------------------------------------------------------------------
                                   For the        For the        For the        For the       For the
                                      year           year           year           year          year
                                     ended          ended          ended          ended         ended
                                06/30/1999     06/30/1998     06/30/1997     06/30/1996    06/30/1995
Selected Per-Share Data
Net asset value, beginning
 of period                         $ 17.55        $ 14.14        $ 14.87        $ 11.87        $  9.93
                                   -------        -------        -------        -------       -------
  Income/(loss) from
   investment operations
   Net investment
    income/(loss)                    (0.19)         (0.20)         (0.16)         (0.13)          0.07
   Net gain/(loss) on
    securities (both
    realized and
    unrealized)                       6.19           4.61           0.68           4.72           2.18
                                   -------        -------        -------        -------        -------
   Total from investment
    operations                        6.00           4.41           0.52           4.59           2.25
  Less distributions
   from net investment
    income                              --             --             --             --          (0.09)
   from net realized gains           (1.79)         (1.00)         (1.25)         (1.59)         (0.22)
                                   -------        -------        -------        -------       --------
    Total distributions              (1.79)         (1.00)         (1.25)         (1.59)         (0.31)
Net asset value, end of
 period                            $ 21.76        $ 17.55        $ 14.14        $ 14.87        $ 11.87
                                   =======        =======        =======        =======       ========
Total return                         36.04%         33.05%          4.03%         42.43%         23.24%
Ratios and Supplemental Data
  Net assets, end of period
   (thousands)                    $136,137        $87,892        $60,341        $36,409       $ 10,638
  Ratio of expenses to
   average net assets prior
   to reimbursement
   and/or fee waivers                 1.83%          1.96%          2.01%          2.34%          2.93%
  Ratio of expenses to
   average net assets net
   of reimbursement
   and/or fee waivers                 1.82%          1.96%          1.99%          2.02%          1.90%
  Ratio of net income/(loss)
   to average net assets             (1.20%)        (1.37%)        (1.32%)        (1.64%)         0.53%
  Portfolio turnover rate           208.49%        245.30%        228.66%        337.41%        231.30%

                 See Accompanying Notes to Financial Statements

                                           Financial Highlights -- June 30, 1999

                         Citizens Global Equity Fund
       --------------------------------------------------------------
         For the      For the      For the      For the      For the
            year         year         year         year         year
           ended        ended        ended        ended        ended
      06/30/1999   06/30/1998   06/30/1997   06/30/1996   06/30/1995


         $ 16.95      $ 14.47      $ 11.89      $ 10.69      $  9.80
         -------      -------      -------      -------      -------


           (0.12)       (0.20)       (0.07)       (0.10)       (0.01)



            3.86         3.24         2.65         1.43         0.96
         -------      -------      -------      -------      -------

            3.74         3.04         2.58         1.33         0.95


              --           --           --           --           --
           (0.47)       (0.56)          --        (0.13)       (0.06)
         -------      -------      -------      -------      -------
           (0.47)       (0.56)          --        (0.13)       (0.06)

         $ 20.22      $ 16.95      $ 14.47      $ 11.89      $ 10.69
         =======      =======      =======      =======      =======
           22.34%       21.75%       21.70%       12.52%        9.77%


         $90,549      $49,045      $29,573      $15,595      $ 9,503



            1.96%        2.20%        2.33%        2.72%        2.99%



            1.96%        2.20%        2.10%        2.55%        2.50%

           (0.88%)      (0.76%)      (0.70%)      (1.01%)       0.00%
           64.07%       72.33%       69.34%       85.92%       22.10%

                 See Accompanying Notes to Financial Statements

Financial Highlights -- June 30, 1999

                                               Citizens Income Fund
                               ------------------------------------------------------

                                 For the      For the      For the      For the     For the
                                    year         year         year         year        year
                                   ended        ended        ended        ended       ended
                              06/30/1999   06/30/1998   06/30/1997   06/30/1996  06/30/1995
Selected Per-Share Data
Net asset value, beginning
 of period                       $ 11.03      $ 10.56      $ 10.28      $ 10.38      $ 10.04
                                 -------      -------      -------      -------      -------
  Income/(loss) from
   investment operations
   Net investment
    income/(loss)                   0.59         0.60         0.67         0.66         0.65
   Net gain/(loss) on
    securities (both
    realized and
    unrealized)                    (0.50)        0.49         0.28        (0.10)        0.36
                                 -------      -------      -------      -------      -------
    Total from investment
     operations                     0.09         1.09         0.95         0.56         1.01
  Less distributions
   from net investment
    income                         (0.59)       (0.60)       (0.67)       (0.66)       (0.65)
   from net realized gains         (0.02)       (0.02)          --           --        (0.02)
                                 -------      -------      -------      -------      -------
    Total distributions            (0.61)       (0.62)       (0.67)       (0.66)       (0.67)
Net asset value, end of
 period                          $ 10.51      $ 11.03      $ 10.56      $ 10.28      $ 10.38
                                 =======      =======      =======      =======      =======
Total return                        0.78%       10.49%        9.57%        5.48%       10.45%
Ratios and Supplemental Data
  Net assets, end of period
   (thousands)                   $62,837      $51,366      $33,230      $32,276      $30,122
  Ratio of expenses to
   average net assets prior
   to reimbursement
   and/or fee waivers               1.49%        1.86%        1.47%        1.48%        1.48%
  Ratio of expenses to
   average net assets net
   of reimbursement
   and/or fee waivers               1.45%        1.74%        1.41%        1.38%        1.35%
  Ratio of net income/(loss)
   to average net assets            5.50%        5.55%        6.44%        6.26%        6.47%
  Portfolio turnover rate          44.07%       80.14%       64.56%       41.36%       46.03%

                 See Accompanying Notes to Financial Statements

                                           Financial Highlights -- June 30, 1999

                                     Working Assets Money Market Fund -- Standard Shares
                                   ------------------------------------------------------
                                 For the      For the      For the      For the     For the
                                    year         year         year         year        year
                                   ended        ended        ended        ended       ended
                              06/30/1999   06/30/1998   06/30/1997   06/30/1996  06/30/1995
Selected Per-Share Data
Net asset value, beginning
 of period                       $  1.00      $  1.00      $  1.00      $  1.00     $  1.00
                                 -------      -------      -------      -------     -------
  Income from investment
   operations
   Net investment income            0.040        0.045        0.042        0.045       0.044
  Less distributions
   from net investment
   income                          (0.040)      (0.045)      (0.042)      (0.045)     (0.044)
Net asset value, end of
 period                          $  1.00      $  1.00      $  1.00      $  1.00     $  1.00
                                 ========     ========     ========     ========    ========
Total return                        4.07%        4.54%        4.30%        4.60%       4.51%
Ratios and Supplemental Data
  Net assets, end of period
   (thousands)                  $105,740     $103,597     $ 85,179     $ 78,326    $ 97,611
  Ratio of expenses to
   average net assets prior
   to reimbursement
   and/or fee waivers               1.24%        1.23%        1.39%        1.21%       1.16%
  Ratio of expenses to
   average net assets net
   of reimbursement
   and/or fee waivers               1.19%        1.21%        1.25%        1.18%       1.16%
  Ratio of net income to
   average net assets               4.00%        4.46%        4.23%        4.56%       4.39%

                 See Accompanying Notes to Financial Statements

Financial Highlights -- June 30, 1999

                                 Working Assets Money Market Fund -- Institutional Class
                                                        Shares***
                               -----------------------------------------------------------
                                 For the        For the        For the           From
                                    year           year           year     02/01/1996
                                   ended          ended          ended             to
                              06/30/1999     06/30/1998     06/30/1997     06/30/1996
Selected Per-Share Data
Net asset value, beginning
 of period                       $  1.00        $  1.00        $  1.00        $  1.00
                                 -------        -------        -------        -------
  Income from investment
   operations
   Net investment income            0.045          0.051          0.049          0.021
  Less distributions
   from net investment
   income                          (0.045)        (0.051)        (0.049)        (0.021)
Net asset value, end of
 period                          $  1.00        $  1.00        $  1.00        $  1.00
                                 ========       ========       ========       ========
Total return                        4.58%          5.23%          5.01%          2.09%*
Ratios and Supplemental Data
  Net assets, end of period
   (thousands)                  $ 22,464       $ 18,178       $ 17,504       $ 14,539
  Ratio of expenses to
   average net assets prior
   to reimbursement
   and/or fee waivers               0.70%          0.56%          0.60%          0.47%**
  Ratio of expenses to
   average net assets net
   of reimbursement
   and/or fee waivers               0.70%          0.56%          0.60%          0.47%**
  Ratio of net income to
   average net assets               4.47%          5.11%          4.92%          5.16%**

  * Not Annualized
 ** Annualized
*** The Working Assets Money Market Fund--Institutional Class shares commenced operations on February 1, 1996.


                 See Accompanying Notes to Financial Statements

                                  Notes to Financial Statements -- June 30, 1999

NOTE 1--Summary of Significant Accounting Policies

Organization
The Citizens Index Fund, Citizens Emerging Growth Fund, Citizens Global Equity Fund, Citizens Income Fund and the Working Assets Money Market Fund (the "Funds") are each a series of shares of beneficial interest of Citizens Funds (the "Trust"). Collectively, these Funds are known as the "Citizens Funds." The Trust is organized as a Massachusetts Business Trust and is registered as an open-end diversified management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and is authorized to issue an unlimited number of no par value shares in one or more series.

The Citizens Emerging Growth Fund, Citizens Global Equity Fund and the Citizens Income Fund offer one class of shares, known as Standard shares. The Citizens Index Fund and the Working Assets Money Market Fund offer Standard as well as Institutional Class shares.

With respect to the Citizens Index Fund and the Working Assets Money Market Fund, shares of each class are entitled to vote as a class or series only to the extent required by the 1940 Act, or as provided in the Funds' Declaration of Trust or as permitted by the Board of Trustees. Investment income, realized and unrealized capital gains and losses, and non class-specific expenses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of each Fund. Each class of shares differs in its respective distribution, administration and shareholder servicing expenses and may differ in certain other class-specific fees and expenses (see footnote 2).

In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the period. Actual results may differ from these estimates. The following is a summary of significant accounting policies followed by the Funds.

Portfolio Valuation
Equity securities are valued at the last sale price on the primary exchange on which such securities are traded or on the principal over-the-counter market on which such securities are traded, as of the close of business on the day the securities are valued, or, lacking any sales, at the last available bid price for domestic securities and halfway between the bid and asked price for international securities. Fixed income

Notes to Financial Statements -- June 30, 1999

investments generally are valued at the bid price for securities. Short-term securities are valued at amortized cost. Investments for which market quotations are not readily available (including restricted securities which are subject to limitations on their sale) are valued at fair value, as determined in good faith by or under the direction of the Funds' Board of Trustees.

Security Transactions, Related Investment Income and Other
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). The cost of securities sold is determined on the identified cost basis, unless otherwise specified. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

The Working Assets Money Market Fund seeks to maintain a continuous net asset value per share of $1.00 and intends to comply with the maturity, diversification and quality requirements of Rule 2a-7 under the 1940 Act in order to be considered a money market fund. If net asset value per share, using available market information, deviates from $1.00 by $.005 or more, the Board of Trustees would consider what steps, if any, should be taken to restore net asset value per share to $1.00.

Distributions to Shareholders
The Citizens Index Fund, Citizens Emerging Growth Fund and the Citizens Global Equity Fund distribute net investment income and net capital gains, if any, to shareholders annually. The Citizens Income Fund distributes net investment income to shareholders monthly and net capital gains, if any, annually. With respect to the Working Assets Money Market Fund, dividends from net investment income are accrued daily and are reinvested in additional shares or paid in cash monthly. Distributions are recorded by the Funds on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of net operating losses and loss deferral due to wash sales, mark-to-market treatment of passive foreign investment companies, and excise tax regulations.

Federal Income Taxes
It is the policy of the Funds to meet the requirements for qualification as a "regulated investment company" under the applicable Internal Revenue Code. It is also the intention of the Funds to make distributions sufficient to avoid imposition of any excise tax. Therefore, no provision has been made for Federal taxes on income, capital gains or unrealized appreciation of securities held, or excise tax on income and capital gains.

                                  Notes to Financial Statements -- June 30, 1999

Foreign Currency Translation
The accounting records of the Funds are maintained in U.S. Dollars. Investment securities and other assets and liabilities denominated in a foreign currency are recorded on the books and records of the Funds after being translated into U.S. Dollars at the prevailing rates of exchange on that day. Purchases and sales of securities, income receipts and expense payments are translated into U.S. Dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books and the U.S. Dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at year end resulting from changes in exchange rates. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized gain or loss on investment securities.

Repurchase Agreements
With respect to repurchase agreements entered into by the Funds, it is the Funds' policy to receive collateral securities of which the value, including accrued interest, is at least equal to the amount to be repaid to the Funds under each agreement at its maturity.

Restricted Securities
The Funds are permitted to invest in privately placed securities. These securities may be resold in transactions exempt from registration or to the public, if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, restricted securities (excluding 144A issues) are shown at the end of the Funds' Statement of Investments.

Options
Each Fund, other than the Working Assets Money Market Fund, is permitted to write call or put options. When a Fund writes a call or put option, an amount equal to the premium received is included in the Fund's "Statement of Assets and Liabilities" as an asset and an equivalent liability. The amount of the liability is subsequently "marked to market" to reflect the current market value of the option. If the option

Notes to Financial Statements -- June 30, 1999

expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from the sale are increased by the premium originally received. If a written put option is exercised, the cost of the underlying security purchased would be decreased by the premium originally received.

When a Fund purchases a call or put option, the premium paid by the Fund is recorded as an investment and subsequently "marked to market" to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund realizes a loss in the amount of the cost of the option. If a Fund enters into a closing transaction, the Fund realizes a gain or loss depending on whether the proceeds of the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium originally paid. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid.

These option contracts may be listed for trading on a national securities exchange or traded over-the-counter. Over-the-counter options are transacted directly with dealers and not with a clearing corporation, and there is a risk of nonperformance by the dealer. The Fund, as writer of a call option, loses the potential for gain on the underlying security above the exercise price while the option is outstanding. By writing a put option, the Fund might become obligated to purchase the underlying security at an exercise price that exceeds the then-current market price.

Deferred Organization Costs
All costs incurred in connection with the organization, registration and/or reorganization of the Funds have been paid by the Funds. These costs are being amortized on a straight-line basis over a period not to exceed 60 months.

                                  Notes to Financial Statements -- June 30, 1999

NOTE 2--Fees and Other Transactions with Affiliates

Management Fee
Citizens Advisers (the "Adviser") serves as Adviser to each of the Funds. Under the terms of the management contract, the Adviser is paid a monthly fee based on an annual rate of each Fund's average net assets. Those rates are as follows:

  Citizens Index Fund                0.50%
  Citizens Emerging Growth Fund      1.00%
  Citizens Global Equity Fund        1.00%
  Citizens Income Fund               0.65%
  Working Assets Money Market Fund   0.35%

Seneca Capital Management LLC serves as the Sub-Adviser for the Citizens Emerging Growth Fund and the Citizens Income Fund. Clemente Capital, Inc. serves as the Sub-Adviser for the Citizens Global Equity Fund. For their services, the Sub-Advisers receive fees based on an annual rate of each Fund's average net assets, paid by the Adviser as follows:

  Citizens Emerging Growth Fund   0.35% of the first $100 million
    (fee revised as of 1/1/99)    0.25% thereafter
  Citizens Global Equity Fund     0.35%
  Citizens Income Fund            0.175%

Rhumbline Advisers served as Sub-Adviser to the Citizens Index Fund until September 15, 1998, receiving fees of 0.10% of average net assets from the Adviser.

For the year ended June 30, 1999, the Adviser has agreed to waive certain fees and reimburse certain expenses to the extent that the total expenses of a Fund for any fiscal year (exclusive of taxes, interest, brokerage commissions and extraordinary expenses) exceed the following limits of each Fund's average net assets:

  Citizens Index Fund--
    Institutional Class shares         0.83%
  Citizens Global Equity Fund          2.05%
  Citizens Income Fund                 1.45% of the first $100 million
                                       1.25% thereafter
  Working Assets Money Market Fund--   1.50% of the first $40 million
    Standard shares                    1.00% thereafter

In addition the Adviser voluntarily waived 0.10% of its fee for the Emerging Growth Fund when the Fund's monthly average net assets exceeded $100 million.

Notes to Financial Statements -- June 30, 1999

Distribution Fee
Citizens Securities Inc. (the "Distributor") is a wholly owned subsidiary of the Adviser and serves as the Fund's Distributor.

Pursuant to Rule 12b-1 under the 1940 Act, the Trust's Board of Trustees has adopted a separate distribution plan with respect to the Fund's Standard shares and Institutional Class shares pursuant to which the Funds reimburse the Distributor for a portion of its distribution related expenses.

Distribution fees for the year ended June 30, 1999 were charged based on a percentage of average daily net assets as follows:

  Citizens Index Fund--Standard shares                                 0.25%
  Citizens Index Fund--Institutional Class shares*                     0.00%
  Citizens Emerging Growth Fund                                        0.25%
  Citizens Global Equity Fund                                          0.25%
  Citizens Income Fund                                                 0.25%
  Working Assets Money Market Fund--Standard shares                    0.20%
  Working Assets Money Market Fund--Institutional Class shares         0.00%

*Under the terms of the Distribution agreement in effect through June 30, 1999 the Distributor could charge up to 0.07% of average daily net assets for distribution related expenses. For the year ended June 30, 1999 no such fees were charged.

Administrative and Shareholder Service Fees

Citizens Advisers also performs a wide variety of administrative duties for the Trust under a separate administrative contract which provides for the reimbursement of out of pocket expenses as well as fees for services rendered. These fees for the year ended June 30, 1999 were charged based on a percentage of average daily net assets as follows:

  Citizens Index Fund--Standard shares                                 0.20%
  Citizens Index Fund--Institutional Class shares*                     0.09%
  Citizens Emerging Growth Fund                                        0.10%
  Citizens Global Equity Fund                                          0.10%
  Citizens Income Fund                                                 0.10%
  Working Assets Money Market Fund--Standard shares                    0.15%
  Working Assets Money Market Fund--Institutional Class shares         0.00%

*Under the terms of the Administration agreement in effect through June 30, 1999 Citizens Advisers could charge up to 0.30% of average daily net assets.

                                  Notes to Financial Statements -- June 30, 1999

In addition, Citizens Securities provides a number of administrative services to the Trust relating primarily to shareholder services and communications, and is reimbursed at a rate approximating the "market price" of such services. The Citizens Index Fund--Standard shares also may be charged a shareholder service fee of up to 0.45% based on the average daily net assets of the class. For the year ended June 30, 1999, a fee of 0.31% was charged. For the year ended June 30, 1999, the Trust paid administrative and shareholder service fees as follows:

                                                        Administrative     Shareholder
                                                                  Fees    Service Fees
                                                      ----------------   -------------
  Citizens Index Fund--Standard shares                    $945,259       $1,558,728
  Citizens Index Fund--Institutional Class shares           51,526            1,156
  Citizens Emerging Growth Fund                            135,260           92,229
  Citizens Global Equity Fund                               79,200           40,967
  Citizens Income Fund                                      76,144           36,962
  Working Assets Money Market Fund--
    Standard shares                                        199,890          106,665
  Working Assets Money Market Fund--
    Institutional Class shares                                 959            1,128

Trustee Fees
Certain officers and trustees of the Trust are "affiliated persons," as defined in the 1940 Act, of the Adviser. Currently, each Trustee who is not an "affiliated person" receives an annual retainer of $6,000 and $1,000 for each day's attendance at a Trustee meeting, except for the Chair, who receives an annual retainer of $9,000 as well as $1,000 for each day's attendance at a Trustee meeting.

Transfer Agent Fees
PFPC Inc. provides certain transfer agency services pursuant to certain fee arrangements. Under an agreement with the transfer agent, transfer agent fees are reduced by credits for cash balances as set forth below for the year ended June 30, 1999:

  Citizens Index Fund--Standard shares                           $6,960
  Citizens Index Fund--Institutional Class shares                 1,380
  Citizens Emerging Growth Fund                                   5,573
  Citizens Global Equity Fund                                     2,690
  Citizens Income Fund                                              881
  Working Assets Money Market Fund--Standard shares              12,841
  Working Assets Money Market Fund--Institutional Class shares      886

Transfer agent fees also include the cost of services rendered to provide sub-transfer agency services and shareholder statements.

Notes to Financial Statements -- June 30, 1999

Class Specific Expenses
As described above there are certain fees and expenses which vary by share class within the Citizens Index Fund and the Working Assets Money Market Fund, as set forth below, for the year ended June 30, 1999:

                                                                 Working Assets
                                Citizens Index Fund             Money Market Fund
                            ----------------------------   ---------------------------
                              Standard     Institutional     Standard    Institutional
                                Shares      Class Shares       Shares     Class Shares
                            ----------   ---------------   ----------   --------------
  Transfer agent expenses    $642,631        $57,828        $221,316        $24,315

NOTE 3--Purchases and Sales of Investment Securities
The following summarizes purchases and sales of investment securities, other than short-term investments, by each Fund for the year ended June 30, 1999:

                          Purchases                          Sales
             -------------------------------   -------------------------------
             U.S. Government           Other   U.S. Government           Other
  Citizens
  Index Fund      $3,401,397    $248,491,707        $1,594,125     $86,408,907
  Citizens
  Emerging
  Growth Fund             --     206,749,828                --     191,138,140
  Citizens
  Global
  Equity Fund             --      58,298,899                --      35,320,768
  Citizens
  Income Fund     16,770,714      20,582,085         5,000,000      19,122,928

NOTE 4--Options
The Citizens Emerging Growth Fund's written options contract activity for the year ended June 30, 1999 was as follows:

                                             Number        Premium
                                           --------   ------------
  Options outstanding at June 30, 1998        150     $ 110,246
  Options exercised                          (150)    (110,246)
  Options outstanding at June 30, 1999          0            0

                                  Notes to Financial Statements -- June 30, 1999

NOTE 5--Custody of Securities
State Street Bank & Trust Co. acts as custodian for the Funds. Under an agreement with the custodian bank, custody fees are reduced by credits for cash balances as set forth below for the year ended June 30, 1999:

  Citizens Index Fund                  $11,530
  Citizens Emerging Growth Fund          2,409
  Citizens Global Equity Fund            1,474
  Citizens Income Fund                   1,478
  Working Assets Money Market Fund       3,171

NOTE 6--Capital Shares
At June 30, 1999 there were an unlimited amount of shares of beneficial interest authorized, at no par value. Transactions in capital shares of the Funds were as follows:

Citizens Index Fund--Standard shares

                                Year Ended June 30, 1999         Year Ended June 30, 1998
                              --------------------------        --------------------------
                                   Shares          Value             Shares         Value
  Shares sold                   8,299,062   $220,034,135          4,470,158   $93,123,009
  Shares issued in
    reinvestment of
    distributions                 176,968      4,845,398            614,329    11,776,678
  Shares redeemed              (4,082,071)  (104,471,920)        (2,229,198)  (46,242,696)
                               ----------   ------------         ----------   -----------
  Net increase/(decrease)       4,393,959   $120,407,613          2,855,289   $58,656,991
                               ==========   ============         ==========   ===========

Citizens Index Fund--Institutional Class shares

                               Year Ended June 30, 1999     Year Ended June 30, 1998
                             --------------------------    --------------------------
                                Shares          Value           Shares         Value
  Shares sold                2,999,864    $68,105,923          856,256   $14,991,105
  Shares issued in
    reinvestment of
    distributions               26,311        588,312           66,804     1,040,809
  Shares redeemed             (736,443)   (16,955,271)        (143,279)   (2,389,757)
                             ---------    -----------         --------   -----------
  Net increase/(decrease)    2,289,732    $51,738,964          779,781   $13,642,157
                             =========    ===========         ========   ===========

Citizens Emerging Growth Fund

                                Year Ended June 30, 1999         Year Ended June 30, 1998
                              --------------------------       --------------------------
                                   Shares         Value             Shares          Value
  Shares sold                   5,092,335   $93,221,737          8,679,595   $136,411,777
  Shares issued in
    reinvestment of
    distributions                 469,616     8,636,244            315,387      4,383,874
  Shares redeemed              (4,314,244)  (78,042,415)        (8,255,328)  (130,070,858)
                               ----------   -----------         ----------   ------------
  Net increase/(decrease)       1,247,707   $23,815,566            739,654   $ 10,724,793
                               ==========   ===========         ==========   ============

Notes to Financial Statements -- June 30, 1999

Citizens Global Equity Fund

                                Year Ended June 30, 1999      Year Ended June 30, 1998
                              --------------------------    --------------------------
                                   Shares         Value         Shares           Value
  Shares sold                   3,696,959   $68,984,216      1,279,900     $19,751,171
  Shares issued in
    reinvestment of
    distributions                  70,023     1,280,028        83,450        1,186,661
  Shares redeemed              (2,183,306)  (39,814,410)     (513,508)      (7,863,221)
                               ----------   -----------      ---------     -----------
  Net increase/(decrease)       1,583,676   $30,449,834       849,842      $13,074,611
                               ==========   ===========      =========     ===========

Citizens Income Fund

                                   Year Ended June 30, 1999        Year Ended June 30, 1998
                                  -------------------------       --------------------------
                                      Shares         Value             Shares         Value
  Shares sold                      2,219,779   $24,188,857          1,362,024   $14,876,174
  Shares issued in connection
    with the merger of the
    Muir Portfolio (note 7)               --            --            996,129    10,678,482
  Shares issued in
    reinvestment of
    distributions                    263,390     2,859,497            197,805     2,157,311
  Shares redeemed                 (1,159,452)  (12,590,435)        (1,047,393)  (11,419,649)
                                  ----------   -----------         ----------   -----------
  Net increase/(decrease)          1,323,717   $14,457,919          1,508,565   $16,292,318
                                  ==========   ===========         ==========   ===========

Working Assets Money Market Fund--Standard shares

                                    Year Ended June 30, 1999            Year Ended June 30, 1998
                               ------------------------------       -----------------------------
                                     Shares             Value            Shares             Value
  Shares sold                   183,200,597      $183,200,597       225,185,324      $225,185,324
  Shares issued in connection
    with the merger of the
    EoFund (note 7)                      --                --        20,424,963        20,424,963
  Shares issued in
    reinvestment of
    distributions                 4,128,302         4,128,302         4,133,681         4,133,681
  Shares redeemed              (185,186,268)     (185,186,268)     (231,203,065)     (231,203,065)
                               ------------      ------------      ------------      ------------
  Net increase/(decrease)         2,142,631      $  2,142,631        18,540,903      $ 18,540,903
                               ============      ============      ============      ============

Working Assets Money Market Fund--Institutional Class shares

                                Year Ended June 30, 1999          Year Ended June 30, 1998
                             ----------------------------       ---------------------------
                                    Shares         Value              Shares         Value
  Shares sold                   16,168,511   $16,168,511          12,205,583   $12,205,583
  Shares issued in
    reinvestment of
    distributions                  916,004       916,004             892,790       892,790
  Shares redeemed              (12,799,243)  (12,799,243)        (12,423,765)  (12,423,765)
                               -----------   -----------         -----------   -----------
  Net increase/(decrease)        4,285,272   $ 4,285,272             674,608   $   674,608
                               ===========   ===========         ===========   ===========

                                  Notes to Financial Statements -- June 30, 1999

NOTE 7--Fund Reorganizations

Pursuant to a plan of reorganization approved by the Muir California Tax-Free Income Portfolio ("Muir Portfolio") shareholders on September 12, 1997, the Citizens Income Fund acquired all the net assets of the Muir Portfolio. The Muir Portfolio was, at that time, a separate series of shares of beneficial interest of Citizens Investment Trust. The acquisition was accomplished by exchange of 996,127 shares of the Citizens Income Fund (valued at $10,678,482) for the 655,524 shares of the Muir Portfolio outstanding on September 12, 1997. The Muir Portfolio's net assets at that date ($10,678,433) were combined with those of the Citizens Income Fund. The aggregate net assets of the Citizens Income Fund and the Muir California Tax-Free Income Portfolio were $34,629,785 and $10,678,433, respectively, prior to the acquisition and the combined net assets were $45,308,268 immediately following the acquisition.

On December 5, 1997, pursuant to a plan of reorganization approved by the
EoFund shareholders on December 1, 1997, the Working Assets Money Market Fund-- Standard shares acquired all the net assets of the EoFund. The EoFund was, at that time, a separate series of shares of beneficial interest of Citizens Investment Trust. The acquisition was accomplished by a tax-free exchange of 20,424,963 shares of the Working Assets Money Market Fund--Standard shares (valued at $20,424,963) for the 20,424,963 shares of the EoFund outstanding on December 5, 1997. The EoFund's net assets at that date ($20,424,963) were combined with those of the Working Asset Money Market Fund--Standard shares.
The aggregate net assets of the Working Assets Money Market Fund--Standard shares and the EoFund were $85,009,370 and $20,424,963, respectively, prior to the acquisition and the combined net assets were $105,434,333 immediately following the acquisition, including the write-off of $123,223 of unamortized organizational expenses.
--------------------------------------------------------------------------------
Federal Tax Information (unaudited)

Pursuant to Section 852 of the Internal Revenue Code, the Funds designate the following amounts as capital gain dividends for the fiscal year ended June 30, 1999:

                                           20%
                                    ----------
  Citizens Index Fund               $5,058,981
  Citizens Emerging Growth Fund      3,587,626
  Citizens Global Equity Fund        1,452,666
  Citizens Income Fund                 130,143

REPORT OF INDEPENDENT ACCOUNTANTS
To the Shareholders and Board of Trustees of Citizens Funds:

In our opinion, the accompanying statements of assets and liabilities, including schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Citizens Index Fund, Citizens Emerging Growth Fund, Citizens Global Equity Fund, Citizens Income Fund and Working Assets Money Market Fund at June 30, 1999, and the results of their operations for the year then ended, the changes in their net assets and the financial highlights for each of the two years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audit. The financial highlights for each of the periods ending on or before June 30, 1997, were audited by other auditors whose report dated July 25, 1997 expressed an unqualified opinion. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at June 30, 1999 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
August 12, 1999

At Citizens Funds, we are determined to do everything we can to let investors know just how much we value their business. That's why we offer a comprehensive range of services that includes everything from attentive telephone representatives to an informative web site.



A Full Range of Socially Responsible
No-Load Mutual Funds*
Citizens Index Fund
Citizens Emerging Growth Fund
Citizens Global Equity Fund
Citizens Income Fund
Working Assets Money Market Fund

Free Exchanges Between
Citizens Funds

You can move your money easily and
without penalty from any one of our
funds to another.

Individual Retirement Plans (IRA)

We offer investors the opportunity to
invest in a variety of IRAs, including
Traditional, Roth and Rollover. Citizens
Funds are also available for 401(k),
403(b), SEP and SIMPLE retirement plans.

Automatic Investment Plan
Invest automatically on a monthly or
quarterly basis with payroll deduction
or electronic transfer from your bank.

Unparalleled Customer Service

Our representatives are well-trained,
salaried professionals whose goal is to
satisfy most requests during the first
phone call.

Representatives are available from
9 a.m. to 8 p.m. (ET) Monday--Friday at
(800) 223-7010.



www.citizensfunds.com
Our web site offers daily fund prices
and performance, fund and manager
profiles, fund prospectuses and
applications, shareholder activism
updates and much more.

Intelligent Communications
Citizens Funds pioneered the plain
English prospectus well before it became the standard for the rest of the mutual fund industry. We try to bring that same spirit of innovation, plain-speak and respect for our shareholders to all our communications, including:

o Quarterly statements (monthly for
  money market shareholders)

o Shareholder newsletters



*Although Citizens Funds are no-load,
certain fees and expenses do apply to a
continued investment in the funds and
are described in the prospectus.

An investment in Citizens' funds and the Working Assets Money Market Fund is neither insured nor guaranteed by the U.S. Government. There is no assurance that the Working Assets Money Market
Fund will be able to maintain a stable
net asset value of $1.00.

The prospectus contains more information about the volatility of investing in foreign markets through the Citizens
Global Equity Fund, including the
political, economic and currency risks.

Trustees:
Sophia Collier
Lokelani Devone
Juliana Eades
William D. Glenn II
Mitchell Johnson
Azie Taylor Morton, Chair
Robert Reich
Ada Sanchez
John L. Shields

Distributor:
Citizens Securities
230 Commerce Way
Portsmouth, NH 03801
(800) 223-7010
(603) 436-5152

Manager:
Citizens Advisers
230 Commerce Way
Portsmouth, NH 03801
(800) 223-7010
(603) 436-5152

Custodian:
State Street Bank
& Trust Company
Boston, MA 02110

Transfer Agent and
Dividend Disbursing Agent:
PFPC Inc.
Wilmington, DE 19899

Legal Counsel:
Bingham Dana, LLP
Boston, MA 02110

Independent Auditors: PricewaterhouseCoopers, LLP
Boston, MA 02110


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  Citizens Funds are available through such popular mutual fund supermarkets as
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     Please call us for a prospectus that contains complete details of fees and expenses and should be read carefully before investing.


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